                                                                   Exhibit 10.14

                                 LEASE AGREEMENT

                                     Between

                   CODINA WEST DADE DEVELOPMENT CORP., NO. 4,
                             a Florida corporation,
                                   as Landlord

                                       and

                                  CELLIT, INC.,
                              a Florida corporation
                                    as Tenant

                            Dated: February 23, 1999

                                TABLE OF CONTENTS

                                 LEASE AGREEMENT

No.   Description                                                        Page
---   -----------                                                        ----

1.    Premises .......................................................     1
      --------
2.    Lease Term .....................................................     1
      ----------
3.    Base Rent ......................................................     2
      ---------
4.    Rent Payment ...................................................     3
      ------------
5.    Late Charge ....................................................     3
      -----------
6.    Partial Payment ................................................     3
      ---------------
7.    Construction of this Agreement .................................     3
      ------------------------------
8.    Use of Premises ................................................     3
      ---------------
9.    Definitions ....................................................     4
      -----------
10.   Repairs By Landlord ............................................     4
      -------------------
11.   Repairs By Tenant ..............................................     6
      -----------------
12.   Alterations and Improvements ...................................     7
      ----------------------------
13.   Operating Expenses .............................................     7
      ------------------
14.   Landlord's Failure to Give Possession ..........................    12
      -------------------------------------
15.   Acceptance and Waiver ..........................................    12
      ---------------------
16.   Signs ..........................................................    12
      -----
17.   Advertising ....................................................    13
      -----------
18.   Removal of Fixtures ............................................    13
      -------------------
19.   Entering Premises ..............................................    13
      -----------------
20.   Services .......................................................    13
      --------

21.   Indemnities ....................................................    15
      -----------
22.   Tenant's Insurance; Waivers ....................................    15
      ---------------------------
23.   Governmental Requirements ......................................    17
      -------------------------
24.   Abandonment of Premises ........................................    17
      -----------------------
25.   Assignment and Subletting ......................................    17
      -------------------------
26.   Default ........................................................    19
      -------
27.   Remedies .......................................................    19
      --------
28.   Destruction or Damage ..........................................    20
      ---------------------
29.   Eminent Domain .................................................    21
      --------------
30.   Service of Notice ..............................................    21
      -----------------
31.   Mortgagee's Rights .............................................    21
      ------------------
32.   Estoppel .......................................................    22
      --------
33.   Attorney's Fees ................................................    22
      ---------------
34.   Parking ........................................................    23
      -------
35.   Storage ........................................................    23
      -------
36.   Waste Disposal .................................................    23
      --------------
37.   Surrender of Premises ..........................................    23
      ---------------------
38.   Cleaning Premises ..............................................    23
      -----------------
39.   No Estate In Land ..............................................    23
      -----------------
40.   Cumulative Rights ..............................................    23
      -----------------
41.   Paragraph Titles; Severability .................................    24
      ------------------------------
42.   Damage or Theft of Personal Property ...........................    24
      ------------------------------------
43.   Holding Over ...................................................    24
      ------------
44.   Security Deposit ...............................................    24
      ----------------

45.   Building Allowance and Tenant's Plans ..........................    25
      -------------------------------------
46.   Rules and Regulations ..........................................    27
      ---------------------
47.   Quiet Environment ..............................................    27
      -----------------
48.   Entire Agreement ...............................................    27
      ----------------
49.   Limitation of Liability ........................................    27
      -----------------------
50.   Submission of Agreement ........................................    27
      -----------------------
51.   Authority ......................................................    27
      ---------
52.   Relocation .....................................................    27
      ----------
53.   Broker Disclosure ..............................................    27
      -----------------
54.   Notices ........................................................    28
      -------
55.   Force Majeure ..................................................    28
      -------------
56.   Special Stipulations ...........................................    29
      --------------------
57.   Recapture Fee ..................................................    29
      -------------
58.   Right of First Offer ...........................................    29
      --------------------
59.   Right to Setoff ................................................    29
      ---------------
60.   Waiver of Landlord's Lien ......................................    29
      -------------------------

                             BASIC LEASE PROVISIONS
                             ----------------------

     The following is a summary of some of the Basic Provisions of the Lease. In the event of any conflict between the terms of these Basic Lease Provisions and the referenced Sections of the Lease, the referenced Sections of the Lease shall control.


     1.   Building (See Section 1):                        Westside Plaza II
                                                           8300 Northwest 33(rd) Street
                                                           Miami, Florida 33122

     2.   Premises (See Section 1):

          Suite:                                           200

          Floor:                                           Second Floor

          Rentable Square Feet:                            27,058

     3.   Term (See Section 2):                            Five (5) years + Six (6) months

     4.   Base Rent - Initial Term (See Sections 2 and 3):

  Lease Year         Rate Per Rentable        Monthly
  (in months)     Square Foot of Premises   Installment
---------------   -----------------------   -----------
Initial six (6)           $ 0.00            $     0.00
months of Term
     7-18                 $15.25            $34,386.21
    19-30                 $15.78            $35,581.27
    31-42                 $16.33            $36,821.43
    43-54                 $16.90            $38,106.68
    55-66                 $17.49            $39,437.04
-------------------------------------------------------


     5.  Tenant's Share (See Section 13):                  25.67%

     6.  Security Deposit (See Section 44):                $49,606.00 and a
                                                           $250,000.00 Letter of Credit

     7.  Landlord's Broker (See Section 53):               Codina Realty Services, Inc.
                                                           Oncor International

         Tenant's Broker (See Section 53):                 Cushman & Wakefield of
                                                           Florida, Inc.

     8.  Notice Address (See Section 54)                   Codina Real Estate
                                                           Management, Inc.
                                                           8323 N.W. 12th Street, Suite 115
                                                           Miami, Florida 33128

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (hereinafter called the "Lease") is made and entered
into this        day of February, 1999, by and between CODINA WEST DADE
          ------
DEVELOPMENT CORP., No. 4, a Florida corporation (hereinafter called "Landlord"); and CELLIT, INC., a Florida corporation (hereinafter called "Tenant").

     1. Premises. Landlord does hereby rent and lease to Tenant and Tenant does
        --------
hereby rent and lease from Landlord, for general office purposes of a type customary for first-class office buildings, the following described space (hereinafter called the "Premises"):

     27,058 rentable square feet of space consisting of the entire 2(nd) floor of a four-story building (the "Building") located on the real property described in Exhibit "A" attached hereto (the "Property"), said Premises to be located as
   ----------
shown by diagonal lines on the drawing attached hereto as Exhibit "A-1" and made
                                                          ------------
a part hereof by reference. The Premises shall be prepared for Tenant's occupancy in the manner and subject to the provisions of Exhibit "B" attached
                                                         ----------
hereto and made a part of hereof. Landlord and Tenant agree that the number of rentable square feet described above has been confirmed and conclusively agreed upon by the parties.

     2. Lease Term.
        ----------

          (a) Tenant shall have and hold the Premises for a term ("Term") commencing on the date (the "Commencement Date") the general contractor delivers to Tenant a certificate of occupancy from the appropriate governmental authority for the Premises completed in accordance with the plans for the "Tenant Improvements," as defined in Section 45 below. Assuming the "Space Plans," as defined in Section 45 below, are delivered to Landlord on or before February 26, 1999, Landlord confirms that the Commencement Date shall be not later than June 18, 1999, and shall terminate at midnight on the last day (the "Expiration Date") of the sixty sixth (66(th)) full calendar month following the Commencement Date, unless sooner terminated or extended as hereinafter provided. Promptly following the Commencement Date, Landlord and Tenant shall enter into a letter agreement in the form attached hereto as Exhibit "C", specifying the
                                                ----------
Commencement Date, the Expiration Date and the exact amount of Base Rent payable hereunder for the first Lease Year (as defined in Section 4 below). The Commencement Date shall be accelerated by the "Delay Period," as defined below. Furthermore, if a certificate of occupancy for the Premises is not delivered on or before June 30, 1999 (subject to extension by an amount of time equal to the Delay Period and due to force majeure), Landlord agrees to reimburse Tenant for its "Relocation Costs," as defined below. In addition, if a certificate of occupancy for the Premises is not delivered on or before August 31, 1999 (subject to extension by an amount of time equal to the Delay Period and due to force majeure), unless Landlord agrees to reimburse Tenant for its "Relocation Costs," as defined below, Tenant may elect to terminate this Lease ("Termination Option") in which case all amounts paid by Tenant hereunder shall be returned to Tenant and the parties shall be released from any and all liability hereunder. Tenant must notify Landlord of its intent to terminate this Lease within five
(5) business days after August 31, 1999 (subject to extension by an amount of time equal to the Delay Period and due to force majeure); if Tenant fails to notify Landlord within such five (5) business day period, then Tenant's right to terminate this Lease under this Section 2 shall terminate and be of no further force or effect. The term "Relocation Costs" shall mean actual documented: (i) moving costs from temporary premises, if any (other than Tenant's current location), to the Premises and (ii) relocation of systems (computer, telephones, etc.) (not to exceed Thirty Thousand Dollars ($30,000.00) for (i) and (ii) in the aggregate); (iii) reprinting of announcement notices (not to exceed One Thousand ($1,000.00) Dollars); and (iv) the increased (holdover) rent commencing August 31, 1999 that Tenant is obligated to pay (and, in fact pays) to its landlord under its current lease with Koala Miami Realty Holding Co. which shall not exceed Nine Thousand and 00/100 Dollars

($9,000.00), which amount shall be verified by delivery to Landlord of a statement of current monthly rent obligation certified as true and correct by the President of Tenant. Notwithstanding anything herein to the contrary, under no circumstances whatsoever shall Landlord be liable for any payments to Tenant in the event a certificate of occupancy for the Premises is delivered on or before June 30, 1999.

          (b) Tenant shall have the option to renew the Lease for one term of five (5) years ("Option Term") pursuant to the terms and conditions of this Lease. The Base Rent during the Option Term shall be as follows:

               Rate Per Rentable
Option Term     Square Foot of       Monthly
Lease Year          Premises       Installment
-----------    -----------------   -----------
     1               $18.10        $40,812.48

     2               $18.73        $42,233.03

     3               $19.39        $43,721.22

     4               $20.07        $45,254.51

     5               $20.77        $46,832.89
----------------------------------------------

     Notice ("Exercise Notice") of Tenant's exercise of its option must be in writing and received by Landlord at least nine (9) months prior to the expiration of the initial Term of this Lease. In the event Tenant does not notify Landlord of Tenant's intent to renew the Lease at least nine (9) months prior to the expiration of the initial Term, time being of the essence, this option to renew shall terminate and be null and void. Furthermore, Tenant shall not be entitled to exercise this option to renew or extend if there are any uncured defaults under the Lease. Landlord and Tenant shall, at the request of either party, enter into an amendment to this Lease evidencing the exercise of the foregoing option.

          (c) The Delay Period shall be equal to the sum of the following: (i) the number of days after February 26, 1999 by which the Tenant delivers to Landlord the Space Plans; (ii) delays due to, in Landlord's reasonable discretion, Tenant's request to incorporate items or materials in the Tenant Improvements that are not available by the time necessary to allow Landlord to complete Tenant's Work by June 18, 1999 (Landlord will notify Tenant as soon as reasonably possible upon Landlord's determination that certain items or materials may not be available as required above); (iii) delays due to, in Landlord's reasonable discretion, change orders requested by Tenant; and (iv) delays incurred as a result of Tenant's interference with completion of the Tenant Improvements due to Tenant working in the Premises as permitted by
Section 45(c). For example, assume that the general contractor delivers a certificate of occupancy on July 15,1999 and that, but for the Delay Period, the Commencement Date would be July 15, 1999. Assume also that the Space Plans were delivered on February 26 and that change orders requested by Tenant created an additional 10 days of delay. Accordingly, the Commencement Date would be June 29,1999 (July 15,1999 accelerated by the sum of [7 days (delay in delivering the Space Plans) plus 10 days (delays due to change orders)].

     3. Base Rent. Tenant shall pay to Landlord, at Codina Real Estate
        ---------
Management Inc., 8323 N.W. 12(th) Street, Suite 115, Miami, Florida 33128, or at such other place as Landlord shall designate in writing to Tenant, annual base rent ("Base Rent") in the amounts set forth in the Basic Lease Provisions. The term "Lease Year", as used in the Basic Lease Provisions and throughout this Lease, shall mean each and every consecutive twelve (12) month period during the Term of this Lease, with the first such twelve (12) month period commencing on the seventh (7(th)) full calendar month following the Commencement Date; provided, however, if the Commencement Date occurs other than on the first day of a calendar month the first Lease Year shall be that partial month plus the first full twelve (12) months thereafter.

     4. Rent Payment.
        ------------

          (a) The Base Rent for each Lease Year shall be payable in equal monthly installments, due on the first day of each calendar month, in advance, in legal tender of the United States of America, without abatement, demand, deduction or offset whatsoever, except as may be expressly provided in this Lease. One full monthly installment of Base Rent shall be due and payable on the date of execution of this Lease by Tenant for the first month's Base Rent and a like monthly installment of Base Rent shall be due and payable on or before the first day of each calendar month beginning with the eighth (8(th)) month following the Commencement Date during the Term hereof; provided, that if the Commencement Date should be a date other than the first day of a calendar month, the monthly Base Rent installment paid on the date of execution-of this Lease by Tenant shall be prorated to that partial calendar month, and the excess shall be applied as a credit against the next monthly Base Rent installment. Tenant shall pay, as Additional Rent, all other sums due from Tenant under this Lease (the term "Rent", as used herein, means all Base Rent, Additional Rent and all other amounts payable hereunder from Tenant to Landlord). Base Rent (but not Additional Rent and other sums due hereunder) for the first six (6) calendar months after the Commencement Date shall be permanently abated.

          (b) Tenant shall pay, in addition to the Rent due hereunder, all sales and/or use tax assessed against the Rent stated herein by all governmental authorities, even though the taxing statute or ordinance may purport to impose such sales tax against the Landlord. The payment of sales tax shall be made by Tenant to Landlord on a monthly basis, concurrently with payment of the Base Rent.

     5. Late Charge. Other remedies for non-payment of Rent notwithstanding, if
        -----------
any monthly installment of Base Rent or Additional Rent is not received by Landlord on or before the date due, or if any payment due Landlord by Tenant which does not have a scheduled due date is not received by Landlord on or before the fifth (5(th)) day following the date Tenant was invoiced. interest shall accrue from the date past due until paid at the lower of eighteen percent (18%) per annum or the highest rate permitted by applicable law ("Default Rate").

     6. Partial Payment. No payment by Tenant or acceptance by Landlord of an
        ---------------
amount less than the Rent herein stipulated shall be deemed a waiver of any other Rent due. No partial payment or endorsement on any check or any letter accompanying such payment of Rent shall be deemed an accord and satisfaction, but Landlord may accept such payment without prejudice to Landlord's right to collect the balance of any Rent due under the terms of this Lease or any late charge assessed against Tenant hereunder.

     7. Construction of this Agreement. No failure of Landlord to exercise any
        ------------------------------
power given Landlord hereunder, or to insist upon strict compliance by Tenant of his obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Lease.

     8. Use of Premises.
        ---------------

          (a) Tenant shall use and occupy the Premises for general office purposes of a type customary for first-class office buildings and for no other purpose. The Premises shall not be used for any illegal purpose, nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building, nor in any manner inconsistent with the first-class nature of the Building.

          (b) Tenant shall not cause or permit the receipt, storage, use, location or handling in the Premises nor cause or permit the receipt, storage, use, location or handling on the Property (including the Building and Premises) by any of its agents, employees, visitors, invitees, licensees or contractors (collectively, "Tenant's Permitees") of any product, material or merchandise which is explosive, highly inflammable, or a "hazardous or toxic material," as that term is hereafter defined. "Hazardous or toxic material" shall include all materials or substances which have been determined to be hazardous to health or the environment, including, without limitation hazardous waste (as defined in the Resource Conservation and Recovery Act); hazardous substances (as defined in the Comprehensive Emergency Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act); gasoline or any other petroleum product or by-product or other hydrocarbon derivative; toxic substances, (as defined by the Toxic Substances Control Act); insecticides, fungicides or rodenticide, (as defined in the Federal Insecticide, Fungicide, and Rodenticide Act); asbestos and radon and substances determined to be hazardous under the Occupational Safety and Health Act or regulations promulgated thereunder. Notwithstanding the foregoing, Tenant shall not be in breach of this provision as a result of the presence in the Premises of de minimis amounts of hazardous or toxic materials which are in compliance with all applicable laws, ordinances and regulations and are customarily present in a general office use (e.g., copying machine chemicals and kitchen cleansers).

          (c) Notwithstanding anything herein to the contrary, Tenant shall defend, indemnify, and hold harmless Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (a) the presence, disposal, release, or threatened release, by or caused by Tenant or Tenant's Permitees, of any hazardous or toxic materials which are on, from, or affecting the soil, water, vegetation, buildings personal property, persons, animals or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such hazardous or toxic materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such hazardous or toxic materials; and/or (d) any violation of Governmental Requirements related in any way to such hazardous or toxic materials. The provisions of this Section shall survive the expiration or termination of this Lease.

     9. Definitions. "Landlord," as used in this Lease, shall include the party
        -----------
named in the first paragraph hereof, its representatives, assigns and successors in title to the Premises. "Tenant" shall include the party named in the first paragraph hereof, its heirs and representatives, and, if this Lease shall be validly assigned or sublet, shall also include Tenant's assignees or subtenants, as to the Premises, or portion thereof, covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership, limited liability company (and the officers, members, partners, employees or agents of any such entities) or individual, as may fit the particular parties.

     10. Repairs By Landlord.
         -------------------

          (a) Tenant, by taking possession of the Premises, shall accept and shall be held to have accepted the Premises as suitable for the use intended by this Lease. Not later than five (5) business days after the Commencement Date, Tenant shall submit a punch-list of any and all defects in the Premises which are cosmetic in nature. Landlord shall exercise diligent, good faith efforts to correct said punch-list items within forty five (45) days after receipt of such punch-list, subject to availability of materials. Not later than thirty (30) days after the Commencement Date, Tenant shall submit a punch-list of any and all other defects in the Premises. Landlord shall exercise diligent, good faith efforts to correct said additional punch-list items within forty five (45) days after receipt of such punch-list, subject to availability of materials. Landlord shall not be required, after possession of the Premises has been delivered to Tenant, to make any repairs or improvements to the Premises, except as set forth in this Lease. Except for damage caused by casualty and condemnation (which shall be governed by Section 28 and 29 below) and except and provided in Section 11, below, and subject to normal wear and tear, Landlord shall maintain in good repair the exterior walls, roof, common areas, foundation, structural portions and the central portions of the Building's mechanical, electrical, plumbing and HVAC systems (i.e., only those portions of central distribution, but not the branches which serve only one tenant's space), provided such repairs are not occasioned by Tenant, Tenant's Permitees or anyone in the employ or control of Tenant, and provided further, that in the event Landlord or an affiliate of Landlord is retained to complete the Tenant Improvements, then Landlord shall be liable for any damage or injury to all or any part of the Building caused by Landlord or its affiliate during installation of the Tenant Improvements.

          (b) (i) Except as provided in Section 11 below, Landlord shall perform repairs to the Premises (which, for purposes of this Section 10 shall include the branches of the Building's mechanical, electrical, plumbing and HVAC systems, i.e., only those portions of such systems which serve only the Tenant) requested by Tenant as soon as reasonably possible (but in no events less than seven (7) days unless such repairs constitute an emergency) considering the existing circumstances at the time. In the event repairs, other than repairs which are "Material Repairs", as defined below, are not completed within a reasonable period of time, not to exceed thirty (30) days after written notice to Landlord (except if an emergency exists, in which case Tenant shall only be obligated to provide notice to the extent reasonably possible under the circumstances), then Tenant may, (but shall not be obligated to), make the repairs to the Premises and shall be reimbursed by Landlord for said repairs within a reasonable time, not to exceed thirty (30) days after delivery to Landlord of Tenant's invoice and supporting documentation for the same. If Landlord does not reimburse Tenant within such thirty (30) day period, then Tenant shall be entitled to deduct from rent payable by Tenant under the Lease the amount set forth in the invoice plus interest at the Default Rate from the date of Tenant's invoice, provided, however, that if Landlord or the Holder of any Security Documents delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's or the Holder's, as the case may be, reasons for its claim or contending that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from rent, and as Tenant's sole remedy, Tenant may submit the dispute to arbitration as outlined in (ii) below. Notwithstanding any provision set forth in the Lease to the contrary, if
(1) Tenant provides prior written notice to Landlord of an event or circumstance regarding a Material Repair which requires the action of Landlord with respect to repair and/or maintenance, (2) Landlord is, in fact, required to perform repairs and/or maintenance under the terms of the Lease, and (3) Landlord fails to commence such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than thirty (30) days after receipt of such notice, and thereafter diligently pursue such action to completion as soon as reasonably possible, then Tenant may (but shall not be obligated to) proceed to take the required action after delivery of an additional thirty (30) day notice to Landlord and the Holder (as defined in Section 31 hereof) of any Security Documents (as defined in Section 31 hereof) for which Landlord has given Tenant an address for notices (such second notice given not earlier than the expiration of the first aforesaid thirty (30) day period) specifying that the first thirty (30) day period has expired, the specific action required and that Tenant intends to make such required action.

               (ii) Tenant shall be entitled to make any such Material Repair only if Landlord's failure to do so directly, materially and adversely affects Tenant's use of the Premises. If Landlord believes that the requested Material Repair is not required because it is not necessary pursuant to the terms of the Lease, or if Landlord is already taking the Material Repair Landlord believes appropriate in the circumstances in accordance with its obligations under the Lease, Landlord shall have the option within said second thirty (30) day period to submit the dispute to arbitration in the City of Miami, State of Florida, pursuant to the commercial arbitration rules then in effect of the American Arbitration Association (or at any other place or under any other form of arbitration mutually acceptable to Landlord and Tenant) or commence the requested Material Repair.

If such Material Repair is required under the terms of the Lease to be made by Landlord and is not made by Landlord within such second thirty (30) day period and Landlord has not submitted the dispute to arbitration, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable and necessary, actual out-of-pocket costs and expenses in making such Material Repair (and only such Material Repair as specified in the second thirty (30) day notice given to Landlord). Such amounts shall be reimbursed by Landlord within thirty (30) days after delivery to Landlord from Tenant of a detailed invoice setting forth a particularized breakdown of the costs and expenses incurred in connection with the Material Repair made by Tenant. In the event Tenant makes such Material Repair, Tenant shall use only those contractors used by Landlord in the Building for work on such systems or facilities unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in other first class office projects. Further, if Landlord or the Holder of any Security Documents does not deliver a detailed written objection to Tenant within thirty (30) days after Landlord's receipt of an invoice by Tenant of its costs and expenses of making such Material Repair which Tenant claims should have been made by Landlord, and if such invoice from Tenant sets forth a particularized breakdown of its costs and expenses incurred in connection with taking such Material Repair, then Tenant shall be entitled to deduct from rent payable by Tenant under the Lease the amount set forth in the invoice plus interest at the Default Rate from the date of Tenant's invoice. If, however, Landlord or the Holder of any Security Documents delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from rent, but as Tenant's sole remedy, Tenant may submit the dispute to arbitration in the City of Miami, State of Florida, pursuant to the commercial arbitration rules then in effect of the American Arbitration Association (or at any other place or under any other form of arbitration mutually acceptable to Landlord and Tenant). If any arbitration conducted pursuant to this Section 10 determines that Landlord shall pay an amount to Tenant and Landlord does not pay any such amount as and when determined in such arbitration, then Tenant shall be entitled to deduct the amount so unpaid by Landlord from the rent next falling due under this Lease, with interest at the Default Rate on such unpaid amount from the date such amount was required to be paid as determined in the arbitration. For purposes of this Lease, the term "Material Repair" shall mean any repair to or maintenance undertaking for the Premises which costs (including the costs of preparing plans and permits, if required, and other "soft costs") in excess of $5,000.

          (c) Landlord shall diligently pursue correction of any latent defect discovered by Tenant and of which Landlord has been notified, in writing, within one (1) year of the Commencement Date. Landlord's liability to correct latent defects shall not extend beyond one (1) year from the Commencement Date except for defects of which Landlord has been notified during such one (1) year period.

          (d) Notwithstanding anything in this Lease to the contrary, Tenant's right of self-help contained in this Lease (whether under this Section 10 or Section 20) is limited solely to the Premises and the branches of the Building's mechanical, electrical, plumbing and HVAC systems, i.e., only those portions of such systems which serve only the Tenant, and Tenant shall not be entitled nor permitted to make repairs to the rest of the Building or the Property.

     11. Repairs By Tenant. Except as described in Section 10 above, Tenant
         -----------------
shall, at its own cost and expense, maintain the Premises in good repair and in a neat and clean, first-class condition, including making all necessary repairs and replacements. Tenant shall further, at its own cost and expense, repair or restore any damage or injury to all or any part of the Building caused by Tenant or Tenant's Permitees, including but not limited to any repairs or replacements necessitated by (i) the construction or installation of improvements to the Premises by or on behalf of Tenant, provided, however, that in the event Landlord or an affiliate of Landlord is retained to complete the Tenant Improvements, then Landlord shall be liable for any damage or injury to all or any part of the Building caused by Landlord or its affiliate during installation of the

Tenant Improvements or (ii) the moving of any Property into or out of the Premises. If, after receipt of written notice from Landlord, Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs and replacements and the costs of such repair or replacements shall be charged to Tenant as Additional Rent and shall become due and payable by Tenant with the monthly installment of Base Rent next due hereunder.

     12. Alterations and Improvements. Except for minor, decorative alterations
         ----------------------------
which do not affect the Building structure or systems, are not visible from outside the Premises and do not cost in excess of $10,000.00 in the aggregate, Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Premises without first obtaining in writing Landlord's written consent for such alterations or additions, which consent may be granted or withheld in the sole, unfettered discretion of Landlord (if the alterations will affect the Building structure or systems or will be visible from outside the Premises), but which consent shall not be unreasonably withheld, delayed or conditioned (if the alterations will not affect the Building structure or systems and will not be visible from outside the Premises). Upon Landlord's request, Tenant will furnish Landlord plans and specifications for any proposed alterations, additions or improvements and shall reimburse Landlord for its reasonable cost to review such plans. Any alterations, physical additions or improvements shall at once become the property of Landlord; provided, however, Landlord, at its option, may require Tenant to remove any alterations, additions or improvements in order to restore the Premises to the condition existing on the Commencement Date so long as Landlord gives Tenant notice of such requirement in writing at the time Landlord renders its written consent. All costs of any such alterations, additions or improvements shall be borne by Tenant. All alterations, additions or improvements must be made in a good, first-class, workmanlike manner and in a manner that does not disturb other tenants (i.e., any loud work must be performed during non-business hours) and Tenant must maintain appropriate liability and builder's risk insurance throughout the construction. Tenant does hereby indemnify and hold Landlord harmless from and against all claims for damages or death of persons or damage or destruction of property arising out of the performance of any such alterations, additions or improvements made by or on behalf of Tenant. Under no circumstances shall Landlord be required to pay, during the Term of this Lease and any extensions or renewals thereof, any ad valorem or property tax on such alterations, additions or improvements, Tenant hereby covenanting to pay all such taxes when they become due. In the event any alterations, additions, improvements or repairs are to be performed by contractors or workmen other than Landlord's contractors or workmen, any such contractors or workmen must first be approved, in writing, by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord agrees to assign to Tenant any rights it may have against the contractor of the Premises with respect to any work performed by said contractor in connection with improvements made by Landlord at the request of Tenant.

     13. Operating Expenses.
         ------------------

          (a) Tenant agrees to reimburse Landlord throughout the Term, as Additional Rent hereunder for Tenant's Share (as defined below) of the annual Operating Expenses (as defined below). The term "Tenant's Share" shall mean the percentage determined by dividing the rentable square footage of the Premises (27,058) by the rentable square footage of the Building (105,403). Landlord and Tenant hereby agree that Tenant's Share is twenty-five and 67/00 percent (25.67%). If Tenant does not occupy the Premises during the entire full calendar year in which the Term of this Lease commences or ends, Tenant's Share of Operating Expenses for the applicable calendar year shall be appropriately prorated for the partial year, based on the number of days Tenant has occupied the Premises during that year.

          (b) Operating Expenses shall be all those expenses of operating, servicing, managing, maintaining and repairing the Property, Building, all parking areas and related Common Areas (as well as an allocation of certain Building and Property expenses, as reasonably allocated by Landlord to the Building and the Property) in a manner deemed by Landlord reasonable and appropriate and in the best interest of the tenants of the Building in a manner consistent with first-class office buildings in the Airport/West Dade

Submarket (the "A/WD Submarket") and in accordance with the Declaration (the "Declaration") of Covenants, Conditions and Restrictions for Westside Corporate Center (the "Project"), filed March 31,1989, in Official Records Book 14054 at Page 1013 in the Public Records of Miami-Dade County, Florida, as amended. Operating Expenses shall include, without limitation, the following:

               (1) All taxes and assessments, whether general or special, applicable to the Property and the Building, which shall include real and personal property ad valorem taxes based on the maximum allowable discounts, and any and all reasonable costs and expenses incurred by Landlord in seeking a reduction of any such taxes and assessments. However, Tenant shall not be obligated for taxes on the net income from the operation of the Building, unless there is imposed in the future a tax on rental income on the Building in lieu of the real property ad valorem taxes, in which event such tax shall be deemed an Operating Expense of the Building. Landlord may employ professionals to contest the tax burden on the Property, and the reasonable cost thereof, as well as any reasonable fees, expenses and costs incurred in contesting any assessments, levies or the tax rate applicable to the Property, shall be Operating Expenses. In the event any assessments may be paid in installments, only the installment of such assessment as would have been payable by Landlord during such year had Landlord elected to pay such assessment in the maximum number of installments permitted by law, together with all interest accrued thereon, shall be payable.

               (2) Insurance premiums and deductible amounts, including, without limitation, for commercial general liability, "all risks" property, rent loss and other coverages carried by Landlord on the Building and Property.

               (3) All utilities, including, without limitation, water, power, heating, lighting, ventilation, sanitary sewer and air conditioning of the Building, but not including those utility charges actually paid by Tenant or other tenants of the Building.

               (4) Janitorial and maintenance expenses, including:

                    (i) Janitorial services and janitorial supplies and other
               materials used in the operation and maintenance of the Building; and

                    (ii)The cost of maintenance and service agreements on
               equipment, window cleaning, grounds maintenance, pest control, security, trash and snow removal, and other similar services or agreements.

               (5) Management fees consistent with those charged by other first-class office buildings in the A/WD Submarket and the market rental value of a management office(or a charge equal to fair market management fees if Landlord provides its own management services);

               (6) The costs, including interest, of any capital improvement made to the Building by or on behalf of Landlord after the date of this Lease which is required under any governmental law or regulation (or any judicial interpretation thereof) that was not applicable to the Building as of the date of this Lease, and the cost, including interest, of the acquisition and installation of any device or equipment designed to improve the operating efficiency of any system within the Building. All such costs shall be amortized on a straight line basis with a reasonable market interest rate over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles except that in connection with the acquisition and installation of any device or equipment designed to improve the operating efficiency of any system within the Building, the annual costs shall not exceed the annual savings reasonably projected by Landlord at the time of installation of such device or equipment.

               (7) All services, supplies, repairs, replacements or other expenses directly and reasonably associated with servicing, maintaining, managing and operating the Building, including, but not limited to the lobby, vehicular and pedestrian traffic areas and other Common Areas and including reimbursements to Tenant for costs and expenses incurred by Tenant and reimbursed by Landlord pursuant to Sections 10 and 20 of this Lease.

               (8) Wages and salaries of Landlord's employees identified on Exhibit "D" engaged in the maintenance, operation, repair and services of the
----------
Building, including taxes, insurance and customary fringe benefits.

               (9) Legal and accounting costs.

               (10)Costs to maintain and repair the Building and Property.

               (11)Landscaping and security costs unless Landlord hires a third party to provide such services pursuant to a service contract and the cost of that service contract is already included in Operating Expenses as described above.

               (12)The Building's allocated share (as reasonably be determined by Landlord) of certain expenses not a capital nature except as provided in
(b)(6), above, which are incurred on a Project-wide basis including, without limitation, costs in connection with (i) landscaping, (ii) utility and road repairs, (iii) security, (iv) signage installation, replacement and repair, (v) taxes or assessments which are not assessed against a particular building or the parcel on which it is located, and (vi) all charges and assessments which are assessed pursuant to the Declaration.

               Notwithstanding anything to the contrary contained herein, Operating Expenses shall not include the following items (the "Excluded Expenses"):

                    (i) The cost of any repairs, alterations, additions, changes, replacements and other items which, under generally accepted accounting principles, are classified as capital expenditures or capital improvements, except as specifically contemplated by Section 13(b)(6) above.

                    (ii)Payments of principal and interest or other finance charges made on any debt.

                    (iii) Non-cash items, such as deductions for depreciation and amortization of debts, other than pursuant to Section 13(b)(6) above.

                    (iv)Leasing and/or brokerage commissions, attorneys' fees, costs, disbursements and other expenses incurred in connection with negotiations of leases with tenants or prospective tenants or disputes or litigation with any such parties.

                    (v) Costs or expenses specifically relating to another tenant's or occupant's space which were incurred in rendering any service or benefit to such tenant or occupant for a service or benefit in excess of the service or benefit that Landlord is required to provide Tenant hereunder.

                    (vi)Income, excess profits or franchise taxes, inheritance taxes, transfer taxes and fees or other such taxes imposed on or measured by the income of Landlord from the operation of the Building.

                    (vii) Except for costs not in excess of commercially reasonable deductibles, the cost of repairing or restoring the Building, or any part thereof, that may be damaged or destroyed by any casualty or affected by condemnation, whether or not insurance proceeds or condemnation awards are recovered or are adequate for such purpose.

                    (viii All costs, concessions (including, without limitation, rent abatement and construction allowances) and expenses incurred in leasing or procuring new tenants or retaining existing tenants, including, without limitation, advertising, printing supplies and promotional expenses, leasing commissions and expenses for preparation of leases or renovating space for new or existing tenants, or in enforcing the terms of any lease of space or in connection with any change in the name of the Building.

                    (ix) Rental payments or other charges payable under or pursuant to any ground lease between a third party, as lessor, and the Landlord, as lessee, and any future ground lease, unless such payments or charges relate to items which are includable in items (b)(1) through (b)(12), above.

                    (x) The cost of all items, goods and services, including utilities sold and supplied to tenants for which Tenant, any tenant or occupant of the Building or other third party, including insurers, directly reimburses Landlord, except through operating expense reimbursement provisions.

                    (xi) If applicable, the cost of installing, operating and maintaining any specialty service, such as, but not limited to, an observatory, broadcasting facility, luncheon club, retail store, sundry shop, newsstand, car wash, concession, athletic or recreational club.

                    (xii) Any payment of, or on account of, a fee paid to any person or entity in connection with the wrongful termination of any management person, entity, consultant or other third party retained to provide services to the Building.

                    (xiii) Any costs or expenses incurred in connection with the sale, financing, refinancing, mortgaging, syndicating or change of ownership of the Building or any part thereof, including, without limitation, brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, appraisals, marketing studies, transfer taxes and interest charges.

                    (xiv) Any insurance premium to the extent that Landlord is entitled to be reimbursed therefor by any other tenant of the Building other than as a part of Operating Expenses.

                    (xv) Any amount paid as a penalty as a result of a willful violation of law by Landlord and any amount paid by Landlord to remediate any substance which was released, used or disposed of by Landlord and, at the time of such release, use or disposal, was a hazardous or toxic substance as defined by the then existing Governmental Requirements.

                    (xvi) All liabilities, damages, awards and judgments for injury or death to persons and for property damage arising from the ownership or operation of the Building, and all court costs, attorneys' fees, paralegal fees, expert witness fees and disbursements incurred in connection therewith.

                    (xvii)The cost of any items for which Landlord is reimbursed by insurance or which is otherwise recovered or recoverable from third parties, except to the extent of commercially reasonable deductibles.

                    (xviii)Any cost or expense otherwise constituting an Operating Expense that is paid to any related party or affiliate of Landlord and which is in excess of what is reasonable for comparable service from an independent party of comparable experience and skill.

                    (xix) Any payment made pursuant to a lease or similar arrangement relating to an asset or other item, the cost of which, if the same were purchased, would be depreciated or amortized as a capital expenditure in accordance with generally accepted accounting principles, where such lease or other arrangement is essentially a financed purchase of such asset or item.

                    (xx) Charitable-type and political contributions of Landlord.

          (c) Landlord shall, on or before the Commencement Date and on or before December 20 of each calendar year, provide Tenant a statement of the estimated monthly installments of Tenant's Share of Operating Expenses which will be due for the remainder of the calendar year in which the Commencement Date occurs or for the upcoming calendar year, as the case may be. By March 1 of the following calendar year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement of the Operating Expenses within the Building for the calendar year then ended. Upon reasonable prior written request given not later than thirty (30) days following the date Landlord's statement is delivered to Tenant, Tenant may have access to Landlord's records in order to audit or otherwise verify such expenses. Landlord will make such records available during normal business hours at the place where such records are normally kept. If Tenant does not notify Landlord of any objection to Landlord's itemized statement within thirty (30) days of Landlord's delivery thereof, Tenant shall be deemed to have accepted such statement as true and correct and shall be deemed to have waived any right to dispute the excess Operating Expenses due pursuant to that statement.

               (1) Tenant shall pay to Landlord, together with its monthly payment of Base Rent as provided in Sections 3 and 4 hereinabove (except with respect to the initial six (6) months of the Lease when Base Rent Is not due and payable but Additional Rent is due and payable), as Additional Rent hereunder, the estimated monthly installment of Tenant's Share of the Operating Expenses for the calendar year in question. At the end of any calendar year if Tenant has paid to Landlord an amount in excess of Tenant's Share of Operating Expenses for such calendar year, Landlord shall reimburse to Tenant any such excess amount (or shall apply any such excess amount to any amount then owing to Landlord hereunder, and if none, to the next due installment or installments of Additional Rent due hereunder, at the option of Landlord). At the end of any calendar year if Tenant has paid to Landlord less than Tenant's Share of excess Operating Expenses for such calendar year, Tenant shall pay to Landlord any such deficiency within thirty (30) days after Tenant receives the annual statement. If it is determined by an audit that Landlord overstated Tenant's share of Operating Expenses by more than five percent (5%) in the aggregate and Tenant paid such overstated amount, Landlord shall also reimburse Tenant for the reasonable cost of the audit within thirty (30) days after demand by Tenant, together with interest at the Default Rate from the date of such demand by Tenant until the date when payment has been made.

               (2) For the calendar year in which this Lease terminates, and is not extended or renewed, the provisions of this Section shall apply, but Tenant's Share for such calendar year shall be subject to a pro rata adjustment based upon the number of days prior to the expiration of the Term of this Lease. Tenant shall make monthly estimated payments of the prorata portion of Tenant's Share for such calendar year (in the manner provided above) and when the actual prorated Tenant's Share for such calendar year is determined Landlord shall send a statement to Tenant and if such statements reveals that Tenant's estimated payments for the prorated Tenant's Share for such calendar year exceeded the actual prorated Tenant's Share for such calendar year, Landlord shall include a check for that amount along with the statement. If the statement reveals that Tenant's estimated payments for the prorated Tenant's Share for such calendar year were less than the actual prorated Tenant's Share for such calendar year, Tenant shall pay the shortfall to Landlord within thirty (30) days of the date Tenant receives Landlord's statement.

               (3) If the Building is less than ninety-five percent (95%) occupied throughout any calendar year of the Term, then the actual Operating Expenses for the calendar year in question shall be increased to the amount of Operating Expenses which Landlord reasonably determines would have been incurred during that calendar year if the Building had been fully occupied throughout such calendar year. In no event, however, shall Landlord be entitled to collect from tenants of the Building during any calendar year an amount in excess of the actual Operating Expenses incurred by Landlord for such calendar year.

          (d) It is estimated that the Operating Expenses for the first calendar year will be $6.75 per rentable square foot. Landlord represents that, to the best of its knowledge, such amount contains the real property ad valorem tax amount for the Building on a fully assessed basis. The foregoing is a non-binding estimate and the actual amount of such expenses may differ, provided, however, that Tenant shall not be required to pay more than $6.75 per rentable square foot during the first calendar year of the Lease Term. Notwithstanding anything to the contrary, increases in the "Aggregate Controllable Expenses (as hereinafter defined) during the initial Term of this Lease shall not exceed five percent (5%) per year on a cumulative compounded basis. As used herein, "Aggregate Controllable Expenses" shall mean the aggregate amount of all Operating Expenses other than real estate taxes, utilities and insurance.

     14. Landlord's Failure to Give Possession. Except as provided in Section 2,
         -------------------------------------
above, Landlord shall not be liable for damages to Tenant for failure to deliver possession of the Premises to Tenant if such failure is due to no fault of Landlord, to the failure of any construction or remodeling of the Premises by Tenant to be completed or to the failure of any previous tenant to vacate the Premises. Landlord will use its diligent, good faith efforts to give possession to Tenant by the scheduled Commencement Date of the Term.

     15. Acceptance and Waiver. Landlord shall not be liable to Tenant, or
         ---------------------
Tenant's Permitees, or both of them (and, if Tenant is a corporation, its officers, directors or employees) for any damage caused to any of them due to the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, but Tenant, by moving into the Premises and taking possession thereof, shall accept, and shall be held to have accepted the Premises as suitable for the purposes for which the same are leased, and shall accept and shall be held to have accepted the Building and every appurtenances thereof, and Tenant by said act waives any and all defects therein; provided, however, that this Section shall not apply to any damages or injury caused by or resulting from the negligence or willful misconduct of Landlord. In accordance with Section 10, above, Landlord shall exercise diligent, good faith efforts to correct punch-list items within forty five (45) days after receipt of the punch-list, subject to availability of materials.

     16. Signs. A Building standard suite entry shall be installed on the door
         -----
to the Premises or adjacent to the entry to the Premises and in the lobby directory as part of the Work, as defined in Exhibit "B", at Landlord's cost.
                                             ----------
Otherwise, Tenant shall not paint or place signs, placards, or other advertisement of any character upon the windows or inside walls of the Premises except with the consent of Landlord which consent may be withheld by Landlord in its absolute discretion, and except as provided herein, Tenant shall place no signs upon the outside walls, common areas or the roof of the Building.

          Subject to applicable "Governmental Requirements," as defined In
Section 23 below, and the rules and regulations, if any, of the Project, and for so long as Tenant is leasing not less than 27,058 rentable square feet pursuant to this Lease, and provided that Tenant is not in default under this Lease after expiration of any applicable cure period, Tenant may place and maintain, with the prior written approval of Landlord, which shall not be unreasonably withheld, delayed or conditioned, on the northern side of the Building, at the westernmost spot for signage on said northern side of the Building, at its sole cost and expense, signage displaying Tenant's name and or logo. At the end of the Term, upon surrender of the Premises or upon the removal or alteration of the sign, Tenant shall repair, paint, and/or replace in a first-class manner the Building fascia surface where sign was attached. Tenant shall not be entitled to signage at the entrance of the parking lot servicing the Building or any other monument signage.

     17. Advertising. Landlord may advertise the Premises as being "For Rent" at
         -----------
any time following a default by Tenant which remains uncured and at any time within one hundred eighty (180) days prior to the expiration, cancellation or termination of this Lease for any reason and during any such periods may exhibit the Premises to prospective tenants.

     18. Removal of Fixtures. If Tenant is not in default hereunder after any
         -------------------
applicable cure period, Tenant may, prior to the expiration of the Term of this Lease, or any extension thereof, remove any fixtures and equipment which it has placed in the Premises which can be removed without significant damage to the Premises, provided Tenant repairs all damages to the Premises caused by such removal.

     19. Entering Premises. Landlord may enter the Premises at reasonable
         -----------------
hours provided that Landlord's entry shall not unreasonably interrupt Tenant's business operations and that prior notice is given when reasonably possible (and, if in the reasonable opinion of Landlord any emergency exists, at any time and without notice): (a) to make repairs, perform maintenance and provide other services described in Section 20 below (no prior notice is required to provide routine services) which Landlord is obligated to make to the Premises or the Building pursuant to the terms of this Lease or to the other premises within the Building pursuant to the leases of other tenants; (b) to inspect the Premises to see that Tenant is complying with all of the terms and conditions of this Lease and with the rules and regulations hereof; (c) to remove from the Premises any articles or signs kept or exhibited therein in violation of the terms hereof; and (d) to exercise any other right or perform any other obligation that Landlord has under this Lease. Landlord shall be allowed to take all material into and upon the Premises that may be required to make any repairs, improvements and additions, or any alterations, without in any way being deemed or held guilty of trespass and without constituting a constructive eviction of Tenant. The Rent reserved herein shall not abate while said repairs, alterations or additions are being made unless such repairs, alterations or additions are due to the gross negligence or willful misconduct of Landlord (and only then to the extent of that portion of the Premises which Tenant is unable to use during the period of repair or alteration, but in no event shall Tenant be entitled to maintain a set-off or counterclaim for damages against Landlord by reason of loss from interruption to the business of Tenant because of the prosecution of any such work). All such repairs, decorations, additions and improvements shall be done during ordinary business hours, or, if any such work is at the request of Tenant to be done during any other hours, the Tenant shall pay all overtime and other extra costs.

     20. Services.
         --------

          (a) The normal business hours of the Building shall be from 8:00 A.M. to 6:00 P.M. on Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturday, exclusive of holidays reasonably designated by Landlord ("Building Holidays"). Initially and until further notice by Landlord to Tenant, the Building Holidays shall be: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving (and the day after Thanksgiving) and Christmas. Landlord shall furnish the following services during the normal business hours of the Building except as noted:

               (1) Elevator service for delivery needs and elevator service 24 hours a day, seven days a week for passenger needs;

               (2) Air conditioning at levels in keeping with that generally provided in similar, first class office buildings in the A/WD Submarket, subject to "Governmental Requirements," as defined below. (Tenant shall be permitted to install a separately-metered supplemental air conditioning unit for use by Tenant, in its computer room and other areas in the Premises designated by Tenant provided: (i) Landlord approves the plans and specifications of such unit, which approval shall not be unreasonably withheld; (ii) Landlord approves of the contractor retained to install such unit. which approval shall not be unreasonably withheld and the contractor complies with such requirements as Landlord shall reasonably require; and (iii)Tenant pays all costs of installing, maintaining and operating such unit [including, but not limited, to all utilities associated therewith]);

               (3) Hot and cold running water for all restrooms and lavatories 24 hours a day, seven days a week;

               (4) Soap, paper towels, and toilet tissue for public restrooms;

               (5) Janitorial service Monday through Friday, in keeping with the standards generally maintained in the A/WD Submarket;

               (6) Custodial, electrical and mechanical maintenance services are provided Monday through Friday;

               (7) Electric power for lighting and outlets 24 hours a day, seven days a week not in excess of a total of 3 watts per rentable square foot of the Premises at 100% connected load;

               (8) Replacement of Building standard lamps and ballasts as needed;

               (9) Repairs and maintenance as described in Section 10 of this Lease; and

               (10)General management, including supervision, inspections, recordkeeping, accounting, leasing and related management functions.

          (b)The services provided in subparagraph (a) herein, and the amount of Rent prescribed herein, are predicated on and are in anticipation of certain usage of the Premises by Landlord as follows:

               (1) Air conditioning and heating design is based on occupancy levels and electrical usage in keeping with that generally provided in similar, first class office buildings in the A/WD Submarket; and

               (2) Tenant shall have no right to any services in excess of those provided herein, except that, subject to payment therefor by Tenant as provided in this Section 20(b)(2), Tenant shall be entitled to air conditioning and heating at any and all times requested by Tenant upon reasonable notice to Landlord. If Tenant uses services in an amount or for a period in excess of that provided for herein, including air conditioning and heating, then Landlord reserves the right to: charge Tenant as Additional Rent hereunder a reasonable sum as reimbursement for the direct cost of such added services; charge Tenant for the cost of any additional equipment or facilities or modifications thereto, necessary to provide the additional services; and/or to discontinue providing such excess services to Tenant. In the event of disagreement as to the reasonableness of the amount of such charge, the opinion of the appropriate local utility company or an independent professional engineering firm selected by Landlord in its reasonable discretion as to the amount of such charge shall prevail.

          (c)Except as provided in this subsection (c), Landlord shall not be liable for any damages directly or indirectly resulting from the interruption in any of the services ("service interruption") described above, nor shall any such interruption entitle Tenant to any abatement of Rent or any right to terminate this Lease. Landlord shall use all reasonable efforts to furnish uninterrupted services as required above. For purposes of this Lease, the term "service interruption" shall mean an interruption caused by the gross negligence or willful misconduct of Landlord with respect to the facilities, utilities and services set forth above in Section 20 of this Lease which renders the Premises (or material portion thereof) untenantable for the purposes for which it is then being used and which interruption was not caused by the act or omission of

Tenant, its employees, licensees, invitees, agents or contractors. Upon the occurrence of a service interruption, the Tenant shall have the right to give written notice ("Tenant's Notice") to Landlord, which notice shall indicate the specific nature of the problem and shall include the following language in bold-face type: "IF LANDLORD SHALL FAIL TO COMMENCE CURATIVE ACTION WITHIN TWO
(2) BUSINESS DAYS, TENANT AT ITS OPTION SHALL HAVE THE RIGHT TO EXERCISE ITS REMEDIES UNDER THE LEASE, INCLUDING SELF-HELP". If, within a period of two (2) business days after Landlord's receipt of Tenant's Notice, Landlord fails to commence action to correct such service interruption or thereafter fails to diligently pursue such correction until such service interruption is cured, then Tenant shall be entitled to the following remedies: (i) with respect to a service interruption in the Premises (which, for purposes of this Section 20 shall include the branches of the Building's mechanical, electrical, plumbing and HVAC systems, i.e., only those portions of such systems which serve only the Tenant), after written notice to Landlord of its intent to do so, Tenant may commence and prosecute such steps as may be reasonably necessary or proper to correct such service interruption, in which case (with respect to a service interruption caused by the gross negligence or willful misconduct of Landlord) Landlord shall reimburse Tenant within twenty (20) days after receipt of demand and copies of appropriate supporting documentation, all reasonable and customary funds expended by Tenant in curing such failure. If Landlord does not reimburse Tenant within such twenty (20) day period, then Tenant shall be entitled to deduct from rent payable by Tenant under the Lease the amount set forth in the supporting documentation plus interest at the Default Rate from the date of Landlord's receipt of Tenant's documentation), and (ii) if the service interruption caused by the gross negligence or willful misconduct of Landlord continues for a period of five (5) or more consecutive business days after Landlord's receipt of Tenant's Notice, Tenant shall be entitled to abatement of Rent as to any portion or portions of the Premises that are untenantable due to such service interruption (whether or not Landlord is attempting to cure same) until such time as such portion or portions are again rendered tenantable; such abatement shall commence on the sixth (6th) business day after Landlord's receipt of Tenant's Notice and shall continue until the space is again tenantable.

     21. Indemnities. Tenant does hereby indemnify and save harmless Landlord
         -----------
against all claims for damages to persons or Property which are caused anywhere in the Building or on the Property caused by the negligence or willful misconduct of Tenant, or Tenant's Permitees, or which occur in the Premises (or arise out of actions taking place in the Premises) unless such damage is caused by the gross negligence or willful misconduct of Landlord, its agents, or employees. Landlord does hereby indemnify and hold Tenant harmless against all claims for damage to persons or property which occurs in the Building or the Property (other than in the Premises) if caused by the negligence or willful misconduct of Landlord, its agents or employees. The indemnities set forth hereinabove shall include the application to pay reasonable expenses incurred by the indemnified party, including, without limitation, reasonable, attorneys' and paralegal fees. The indemnities contained herein do not override the waivers contained in Section 22(d) below.

     22. Tenant's Insurance: Waivers.
         ---------------------------

          (a) Tenant further covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

               (1) Liability Insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Premises and Tenant's use thereof against claims for personal injury or death, property damage and product liability occurring upon, in or about the Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $3,000,000 and to have general aggregate limits of not less than $5,000,000 for each policy year. The insurance coverage required under this Section 22(a)(1) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 21 and, if necessary, the policy shall contain a contractual endorsement to that effect. The general aggregate limits under the Commercial General Liability insurance policy or policies must apply separately to the Premises and to Tenant's use thereof (and not to any other location or use of Tenant) and such policy shall contain an endorsement to that effect. The certificate of insurance evidencing the Commercial General Liability form of policy shall specify all endorsements required herein and shall specify on the face thereof that the limits of such policy applies separately to the Premises.

               (2) Insurance covering all of the items included in Tenant's leasehold improvements, heating, ventilating and air conditioning equipment maintained by Tenant, trade fixtures from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant pursuant to
Section 12, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, construction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 28 of this Lease.

               (3) Workers' Compensation and Employer's Liability insurance affording statutory coverage and containing statutory limits with the Employer's Liability portion thereof to have minimum limits of $100,000.00.

          (b) All policies of the insurance provided for in Section 22(a) shall be issued in form reasonably acceptable to Landlord by insurance companies with a rating and financial size of not less than A-X in the most current available "Best's Insurance Reports", and licensed to do business in the state in which Landlord's Building is located. Each and every such policy:

               (1) shall name Landlord as an additional insured (as well as any mortgagee of Landlord and any other party reasonably designated by Landlord) and the coverage in (1) and (2) shall also name Landlord as loss payee.

               (2) shall (and a certificate thereof shall be delivered to Landlord at or prior to the execution of the Lease) be delivered to each of Landlord and any such other parties in interest within thirty (30) days after delivery of possession of the Premises to Tenant and thereafter within thirty
(30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

               (3) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

               (4) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

          (c) Any insurance provided for in Section 22(a) may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that:

               (1) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;

               (2) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;

               (3) any such policy or policies [except any covering the risks referred to in Section 22(a)] shall specify therein (or Tenant shall furnish Landlord with a written statement from the insurers under such policy specifying) the amount of the total insurance allocated to the Tenant improvements and property more specifically detailed in Section 22(a); and

               (4) the requirements set forth in this Section 22 are otherwise satisfied.

          (d) Notwithstanding anything to the contrary set forth hereinabove, Landlord and Tenant do hereby waive any and all claims against one another for damage to or destruction of real or personal property to the extent such damage or destruction can be covered by "all risks" property insurance of the type described in Section 22(a)(2) above. Each party shall also be responsible for the payment of any deductible amounts required to be paid under the applicable "all risks" fire and casualty insurance carried by the party whose property is damaged. These waivers shall apply if the damage would have been covered by a customary "all risks" insurance policy, even if the party fails to obtain such coverage. The intent of this provision is that each party shall look solely to its insurance with respect to property damage or destruction which can be covered by "all risks" insurance of the type described in Section 22(a)(2). To further effectuate the provisions of this Section 22(d), Landlord and Tenant both agree to provide copies of this Lease (and in particular, these waivers) to their respective insurance carriers and to require such insurance carriers to waive all rights of subrogation against the other party with respect to property damage covered by the applicable "all risks" fire and casualty insurance policy.

          (e) Landlord shall maintain such insurance coverages as required by any institutional lender or lenders holding a mortgage encumbering its interest in the Property or, in the event no such mortgages exist, Landlord shall maintain at least $2,000,000 of Comprehensive General Liability Insurance, casualty insurance in an amount approximately equal to the replacement cost of the Building, in Landlord's reasonable opinion, and such other insurance coverages for the Building and the Property as it reasonably deems necessary or advisable. All premiums and other expenses of maintaining such insurance shall be Operating Expenses under Section 13 (b) 2 of this Lease.

     23. Governmental Requirements. Tenant shall, at its own expense, promptly
         -------------------------
comply with all laws, rules, regulations, ordinances and requirements, including, without limitation, the Americans with Disabilities Act, of all municipal, local, county, state, federal and other applicable governmental authorities ("Governmental Requirements") made necessary by reason of Tenant's particular use and type of occupancy of the Premises. Landlord represents that, to its knowledge, as of the date of this Lease, the Building, the Premises and the parking areas are in compliance with Governmental Requirements.

     24. Abandonment of Premises. In the event Tenant abandons or vacates the
         -----------------------
Premises for more than one hundred eighty (180) consecutive days, Landlord may elect to terminate this Lease and recapture all of the Premises, in which case this Lease shall terminate, the then remaining Security Deposit shall be returned to Tenant (after payment of expenses of repairing any damage to the Premises [except natural wear and tear occurring from normal use of the Premises, damage from casualty or condemnation] and any Rent or Additional Rent still then due) and the parties shall be relieved of any and all obligations hereunder except for those which specifically survive termination of this Lease.

     25. Assignment and Subletting.
         -------------------------

     (a) Except as provided below, Tenant may not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Landlord shall be deemed to have reasonably withheld consent based on the following considerations: (i) the financial strength of the proposed transferee;
(ii) the business reputation of the proposed transferee; (iii) whether the use of the Premises by the proposed transferee will be consistent with the uses of other tenants in the Building; (iv) whether the transfer will violate an exclusive use granted to another tenant in the Building; (v) whether the proposed transferee is an existing tenant for the Building; and (vi) whether the proposed transferee is a prospective tenant for the Building. Any assignment, transfer or subletting by Tenant which is consented to by Landlord shall not relieve or release Tenant from any liability hereunder except as provided in
Section 25(b). In conjunction with a sale by Tenant of substantially all of its assets, Tenant may assign this Lease to the entity or person purchasing such assets provided such entity or person assumes each and every obligation of Tenant hereunder and has a "Net Worth," as defined below, equal to or greater than Tenant as of the date of such sale, and such assignment shall not be subject to Landlord's approval (other than a review by Landlord of the assignee's Net Worth) and shall not be subject to the recapture provisions set forth below. In the event that Tenant is a corporation or entity other than an individual, any sale of a majority or controlling interest in Tenant shall be considered an assignment for purposes of this paragraph unless at the time of such sale Tenant's securities are publicly traded or such sale is made in conjunction with or as a result of a public offering of Tenant's securities, in which case such sale shall not be considered an assignment for purposes of this paragraph. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon the prior written consent of Landlord. Subtenants or assignees shall become liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder and, in the event of any default by Tenant under this Lease which causes Landlord to terminate this Lease, Landlord may, at its option, but without any obligation to do so, elect to treat such sublease or assignment as a direct Lease with Landlord. In addition, upon any request by Tenant for Landlord's consent to an assignment or sublease, Landlord may elect, within thirty (30) days after any request by Tenant for Landlord's consent to an assignment or sublease, to terminate this Lease and recapture all of the Premises (in the event of an assignment request) or the applicable portion of the Premises (in the event of a subleasing request); provided, however, if Landlord notifies Tenant that Landlord elects to exercise this recapture right, Tenant may, within five (5) business days of its receipt of Landlord's notice, notify Landlord that Tenant withdraws its request to sublease or assign, in which case Tenant shall continue to lease all of the Premises, subject to the terms of this Lease and Landlord's recapture notice shall be null and void.

     (b) Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to sublet any or all of the Premises pursuant to the terms of this Lease or assign all of its rights, duties and obligations hereunder: (i) to a subsidiary of Tenant so long as Tenant remains liable for each any every obligation hereunder (and such subletting shall not be subject to Landlord's recapture right referenced above); or (ii) subject to Landlord's reasonable consent with respect to the items in Section 25(a)(ii) through (vi), above, to a third party if: (A) the Net Worth of such subtenant/assignee is equal to or greater than that of the Tenant as of the date hereof; and (B) the proposed subtenant replaces the Cash Deposit plus the remaining amount of the "LOC," as defined below, then required to be in place assuming the Landlord has not drawn on it. Upon satisfaction of the preceding conditions, Tenant shall be released from any future liability hereunder for that portion of the Premises sublet to the subtenant or assigned. Net Worth shall be defined as financial assets including bank accounts and certificates of deposit, marketable securities traded on major exchanges, U.S. government and municipal bonds, and accounts receivable minus unsecured debt and liabilities and debt secured in whole or in part by financial assets as of the sublet date. In connection with (B), above, in the event that Tenant shall sublet the Premises or assign this Lease to a proposed subtenant/assignee that has a financial condition acceptable to Landlord, in its sole discretion, on the date of such sublet or assignment, the proposed subtenant/assignee shall not be obligated to replace the LOC then required to be in place.

     (c) If Landlord consents to an assignment by Tenant of this Lease or any interest hereunder, or consents to a sublet of the Premises or any part thereof, or permits the use of the Premises by any party other than Tenant, or if the Premises are otherwise sublet or assigned as permitted in this Section 25, all consideration paid in respect of a sublet or assignment shall be retained by Landlord, provided, however, that so long as Tenant is not in default hereunder, in the event Landlord receives consideration ("Excess Consideration") in excess of the amounts due to Landlord under this Lease over the remaining Term (as the same may have been extended), Tenant shall be entitled to recover its "Marketing Costs" to the extent of such Excess Consideration, as and when received by Landlord. Marketing Costs shall be those customary and usual marketing expenses and brokerage fees incurred by Tenant in obtaining a subtenant or assignee

     26. Default. If Tenant shall default in the payment of Rent herein reserved
         -------
when due and fails to cure such default within five (5) days after written notice of such default is given to Tenant by Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of Rent, and fails to cure such default within thirty (30) days after written notice of such default is given to Tenant by Landlord (or, if such default cannot be cured within thirty (30) days [other than a default due to the failure to pay Rent or any other sum of money in which case there shall be no additional cure time], Tenant shall not be in default if Tenant promptly commences and diligently proceeds the cure to completion as soon as possible and in all events within one hundred twenty (120) days); or if Tenant is adjudicated a bankrupt; or in the event an assignment for the benefit of creditors is made by Tenant; or if a permanent receiver is appointed for Tenant's Property and such receiver is not removed within ninety (90) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the Rent, Additional Rent or any part thereof, is, or is proposed to be, reduced or payment thereof deferred; or if Tenant's effects should be levied upon or attached and such levy or attachment is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; or failure to comply within thirty (30) days after written notice from Landlord to Tenant with any other term or provision contract or agreement between Landlord and Tenant (or, if such default cannot be cured within thirty (30) days [other than a default due to the failure to pay Rent or any other sum of money in which case there shall be no additional cure time], Tenant shall not be in default if Tenant promptly commences and diligently proceeds the cure to completion as soon as possible and in all events cures any such default within one hundred twenty
(120) days after written notice from Landlord); or, if Tenant is an individual, in the event of the death of the individual and the failure of the executor, administrator or personal representative of the estate of the deceased individual to have assigned the Lease within three (3) months after the death to an assignee approved by Landlord; then, and in any of said events, Landlord, at its option, may exercise any or all of the remedies set forth in Section 27 below.

     27. Remedies. Upon the occurrence of any default set forth in Section 26
         --------
above which is not cured by Tenant within the applicable cure period provided therein, if any, Landlord may exercise all or any of the following remedies:

          (a) terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date specified in such notice and all rights of Tenant under this Lease shall expire and terminate as of such date, Tenant shall remain liable for all obligations under this Lease up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice, and if Tenant fails to so surrender, Landlord shall have the right, without notice, to enter upon and take possession of the Premises and to expel and remove Tenant and its effects without being liable for prosecution or any claim of damages therefor;

          (b) terminate this Lease as provided in the immediately preceding subsection and recover from Tenant all damages Landlord may incur by reason of Tenant's default, the then present value of the following: (i) the total Rent which would have been payable hereunder by Tenant for the period beginning with the day following the date of such termination and ending with the Expiration Date of the term as originally scheduled hereunder, minus (ii) the aggregate reasonable rental value of the Premises for the same period (as determined by a real estate broker licensed in the State of Florida not affiliated with Landlord, who has at least ten (10) years experience, immediately prior to the date in question evaluating commercial office space, taking into account all relevant factors including, without limitation, the length of the remaining Term, the then current market conditions in the general area, the likelihood of reletting for a period equal to the remainder of the Term, net effective rates then being obtained by landlords for similar type space in similar buildings in the general area, vacancy levels in the general area, current levels of new construction in the general area and how that would affect vacancy and rental rates during the period equal to the remainder of the Term and inflation), plus (iii) the costs of recovering the Premises, and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorneys' fees, plus (iv) the unpaid Rent earned as of the date of termination, plus interest, all of which sum shall be immediately due and payable by Tenant to Landlord;

          (c) without terminating this Lease, and without notice to Tenant, Landlord may in its own name, but as agent for Tenant enter into and take possession of the Premises and re-let the Premises, or a portion thereof, as agent of Tenant, upon any terms and conditions as reasonably determined by Landlord. Upon any such re-letting, all rentals received by Landlord from such re-letting shall be applied first to the costs incurred by Landlord in accomplishing any such re-letting, and thereafter shall be applied to the Rent owed by Tenant to Landlord during the remainder of the term of this Lease and Tenant shall pay any deficiency between the remaining Rent as and when due hereunder and the amount received by such re-letting; and/or

          (d) pursue such other remedies as are available at law or in equity other than intentionally allowing the Premises to remain unoccupied and collect Rent from Tenant as it becomes due.

     28. Destruction or Damage.
         ---------------------

          (a) If the Building or the Premises are rendered totally untenantable due to a service interruption off the Property ("Casualty Interruption") or are totally destroyed by storm, fire, earthquake, or other casualty, or damaged to the extent that, in Landlord's reasonable opinion the damage cannot be restored within two hundred forty (240) days of the date the damage occurred, or if the damage is not covered by standard "all risks" property insurance, or if the Landlord's lender requires that the insurance proceeds be applied to its loan, Landlord and Tenant shall each have the right to terminate this Lease effective as of the date of such destruction or damage by written notice to the other on or before sixty (60) days following the date of such damage and Rent and Additional Rent shall cease as of the date of such casualty. Landlord shall provide Tenant with notice within forty five (45) days following the date of the damage of the estimated time needed to restore, whether the loss is covered by Landlord's insurance coverage and whether or not Landlord's lender requires the insurance proceeds be applied to its loan.

          (b) If the Premises are damaged by any such casualty or casualties but neither Landlord nor Tenant is entitled to or does not terminate this Lease as provided in subparagraph (a) above, this Lease shall remain in full force and effect. Landlord shall notify Tenant in writing within forty five (45) days of the date of the damage that the damage will be restored (and will include Landlord's good faith estimate of the date the restoration will be complete), in which case Rent and Additional Rent shall abate as to any portion of the Premises which is not usable, and Landlord shall restore the Premises to substantially the same condition as before the damage occurred, whereupon full Rent and Additional Rent shall recommence.

          (c) In connection with any restoration under this Section 28, subject to the other provisions of this Lease, including force majeure, Landlord shall complete restoration of the Premises within three hundred sixty (360) days from commencement of such restoration. In the event Landlord does not complete restoration of the Premises (or if the Casualty Interruption is not cured) within three hundred sixty (360) days from commencement of such restoration, Tenant shall be entitled to terminate this Lease provided Tenant provides written notification to Landlord of Tenant's intent to terminate this Lease within thirty (30) days after expiration of such three hundred sixty (360) day period. In the event Tenant does not notify Landlord of Tenant's intent to terminate this Lease within such thirty (30) day period, time being of the essence, Tenant's right to terminate this Lease shall terminate and be null and void.

     29. Eminent Domain. If the whole of the Building or Premises, or such
         --------------
portion thereof as will make the Building or Premises totally unusable in the reasonable judgment of Landlord or Tenant for its intended purposes, is condemned or taken by any legally constituted authority for any public use or purpose, then in either of said events, each of Landlord and Tenant may terminate this Lease by written notice to the other and the Term hereby granted shall cease from that time when possession thereof is taken by the condemning authorities, and Rent shall cease as of that date. If a portion of the Building or Premises is so taken, but not such amount as will make the Premises unusable in the reasonable judgment of Landlord for the purposes herein leased, or if Landlord elects not to terminate this Lease, this Lease shall continue in full force and effect and the Rent shall be reduced prorata in proportion to the amount of the Premises so taken. The remaining Premises must be reasonably sufficient to enable Tenant to operate its business in substantially the same manner as prior to the condemnation or taking. Tenant shall have no right or claim to any part of any award made to or received by Landlord for such condemnation or taking, and all awards for such condemnation or taking shall be made solely to Landlord. Tenant shall, however, have the right to pursue any separate award that does not reduce the award to which Landlord is entitled.

     30. Service of Notice. Deleted.
         -----------------

     31. Mortgagee's Rights.
         ------------------

          (a) Tenant agrees that this Lease shall be subject and subordinate (i) to any mortgage, deed to secure debt or other security interest now encumbering the Property and to all advances which may be hereafter made, to the full extent of all debts and charges secured thereby and to all renewals or extensions of any part thereof, and to any mortgage, deed to secure debt or other security interest which any owner of the Property may hereafter, at any time, elect to place on the Property; (ii) to any assignment of Landlord's interest in the leases and rents from the Building or Property which includes the Lease which now exists or which any owner of the Property may hereafter, at any time, elect to place on the Property; and (iii) to any Uniform Commercial Code Financing Statement covering the personal property rights of Landlord or any owner of the Property which now exists or any owner of the Property may hereafter, at any time, elect to place on the foregoing personal property (all of the foregoing instruments set forth in (i), (ii) and (iii) above being hereafter collectively referred to as "Security Documents"). Tenant agrees within fifteen (15) days after request of the holder of any Security Documents ("Holder") to hereafter execute any documents which the counsel for Landlord or Holder may deem reasonably necessary to evidence the subordination of the Lease to the Security Documents. If Tenant fails to execute any such requested documents, Landlord or Holder is hereby empowered to execute such documents in the name of Tenant evidencing such subordination, as the act and deed of Tenant, and this authority is hereby declared to be coupled with an interest and not revocable.

          (b) In the event of a foreclosure pursuant to any Security Documents, Tenant shall at the election of the Landlord, thereafter remain bound pursuant to the terms of this Lease as if a new and identical Lease between the purchaser at such foreclosure ("Purchaser"), as landlord, and Tenant, as tenant, had been entered into for the remainder of the Term hereof and Tenant shall attorn to the Purchaser upon such foreclosure sale and shall recognize such Purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of Holder, any instrument or certificate that may be reasonably necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.

          (c) If the Holder of any Security Document or the purchaser upon the foreclosure of any of the Security Documents shall succeed to the interest of Landlord under the Lease, such Holder or Purchaser shall have the same remedies, by entry, action or otherwise for the non-performance of any agreement contained in the Lease, for the recovery of Rent, Additional Rent or for any other default or event of default hereunder that Landlord had or would have had if any such Holder or Purchaser had not succeeded to the interest of Landlord. Any such Holder or Purchaser which succeeds to the interest of Landlord hereunder, shall not be (a) liable for any act or omission of any prior Landlord (including Landlord); or (b) subject to any offsets or defenses which Tenant might have against any prior Landlord (including Landlord). Nothing herein shall relieve Holder from any obligations under this Lease, to the extent such obligations arise between the time it succeeds to the interest of the landlord through the time it transfers its interest to another party.

          (d) Tenant hereby acknowledges that if the interest of Landlord hereunder is covered by an assignment of Landlord's interest in Lease, Tenant shall pay all Rent due and payable under the Lease directly to the Holder of the assignment of Landlord's interest in Lease upon written notification of the exercise of the rights thereunder by the Holder thereof.

          (e) Notwithstanding anything to the contrary set forth in this Section 31, the Holder of any security Documents shall have the right, at any time, to elect to make this Lease superior and prior to its Security Document. No documentation, other than written notice to Tenant, shall be required to evidence that the Lease has been made superior and prior to such Security Documents, but Tenant hereby agrees to execute any documents ("Subordination Agreement") reasonably requested by Landlord or Holder to acknowledge that the Lease has been made superior and prior to the Security Documents. In addition, Tenant's subordination to the interest of a Holder of the Security Documents as provided in subparagraph (a) above, and Tenant's agreement to attorn as provided in subparagraph (b) above, are expressly conditioned upon Landlord's providing Tenant a nondisturbance agreement from the Holder of such Security Documents substantially in the form attached hereto as Exhibit "E". Landlord represents
                                             -----------
that the only existing Holder of the Security Documents as the date of execution of this Lease is NationsBank. Upon Tenant's request], Landlord agrees to obtain such a nondisturbance agreement from NationsBank, and from any other Holder, and to deliver such nondisturbance agreements to Tenant.

     32.  Estoppels
          ---------

          (a) Tenant's Estoppel. From time to time, upon not less than ten (10)
              -----------------
days prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the Rent has been paid, that to Tenant's knowledge, Tenant is not in default hereunder and has no offsets or defenses against Landlord under this Lease, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or by a mortgagee of Landlord's interest or assignee of any security deed upon Landlord's interest in the Premises.

          (b) Landlord's Estoppel. Landlord shall, from time to time, upon not
              -------------------
less than ten (10) days prior written request by Tenant, execute, acknowledge and deliver to Tenant a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the Rent has been paid, that to Landlord's knowledge, whether or not Landlord is in default hereunder, and to Landlord's knowledge, whether or not it has any offsets or defenses against Tenant under this Lease, and whether or not to Landlord's knowledge Tenant is in default hereunder (and if so, specifying the nature of the default). If Landlord fails to deliver such statement or objections thereto within such ten (10) day period, the statement delivered by Tenant shall conclusively be deemed to be correct and accurate.

     33. Attorney's Fees. In connection with any proceeding hereunder, the
         ---------------
prevailing party shall be entitled to recover, on demand, all costs, expenses and fees, including reasonable attorneys' and paralegal fees through all trial and appellate levels and court costs, incurred in connection therewith.

     34. Parking. No rights to specific parking spaces are granted under this
         -------
Lease; however, subject to Landlord's rights pursuant to the last sentence of this Section 34, Tenant shall be entitled to use up to five (5) spaces per each 1,000 rentable square feet of space in the Premises (136 total spaces) in the parking facilities located on the Property. All parking spaces provided to Tenant shall be unreserved and are to be used by Tenant, its employees and invitees in common with the other tenants of the Building and their employees and invitees. Landlord reserves the right to build improvements upon, reduce the size of, relocate, reconfigure, eliminate, and/or make alterations or additions to such parking facilities at any time and Landlord may also grant such easements for ingress and egress through designated portions of the parking areas within the Property, for the benefit of any other buildings in the Project, as Landlord, in its sole discretion, deems necessary or desirable, so long as Tenant's access and proximity to the parking facilities is not materially and adversely affected for an unreasonable period of time. The use of the parking spaces is provided by Landlord to Tenant without additional charge.

     35. Storage. If Landlord makes available to Tenant any storage space
         -------
outside the Premises, anything stored therein shall be wholly at the risk of Tenant, and Landlord shall have no responsibility or liability for the items stored therein.

     36. Waste Disposal.
         --------------

          (a) All normal trash and waste (i.e., waste that does not require special handling pursuant to subparagraph (b) below) shall be disposed of through the janitorial service.

          (b) Tenant shall be responsible for the removal and disposal of any waste in the Premises or elsewhere caused by Tenant, its employees, agents or invitees, deemed by any governmental authority having jurisdiction over the matter to be hazardous or infectious waste or waste requiring special handling, such removal and disposal to be in accordance with any and all applicable Governmental Requirements. Tenant agrees to separate and mark appropriately all waste to be removed and disposed of through the janitorial service pursuant to
(a) above and hazardous, infectious or special waste to be removed and disposed of by Tenant pursuant to this subparagraph (b). Tenant hereby indemnifies and holds harmless Landlord from and against any loss, claims, demands, damage or injury Landlord may suffer or sustain as a result of Tenant's failure to comply with the provisions of this subparagraph (b).

     37. Surrender of Premises. Whenever under the terms hereof Landlord is
         ---------------------
entitled to possession of the Premises, Tenant at once shall surrender the Premises and the keys thereto to Landlord in the same condition as on the Commencement Date hereof, natural wear and tear only excepted, and Tenant shall, if required pursuant to Section 12 hereof, remove all of its personalty therefrom. Landlord may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom, using such force as may be necessary without being guilty of forcible entry, detainer, trespass or other tort. Tenant's obligation to observe or perform these covenants shall survive the expiration or other termination of the Term of this Lease. If the last day of the Term of this Lease or any renewal falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

     38. Cleaning Premises. Upon vacating the Premises, Tenant agrees to return
         -----------------
the Premises to Landlord broom clean and in the same condition when Tenant's possession commenced, natural wear and tear, damage caused by casualty and condemnation excepted, regardless of whether any Security Deposit (as defined in Section 44 below) has been forfeited.

     39. No Estate In Land. Deleted.
         -----------------

     40. Cumulative Rights. All rights, powers and privileges conferred
         -----------------
hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

     41. Paragraph Titles; Severability. The paragraph titles used herein are
         ------------------------------
not to be considered a substantive part of this Lease, but merely descriptive aids to identify the paragraph to which they refer. Use of the masculine gender includes the feminine and neuter, and vice versa, where necessary to impart contextual continuity. If any paragraph or provision herein is held invalid by a court of competent jurisdiction, all other paragraphs or severable provisions of this Lease shall not be affected thereby, but shall remain in full force and effect.

     42. Damage or Theft of Personal Property. All personal property brought
         ------------------------------------
into the Premises shall be at the risk of the Tenant only and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any acts of co-tenants, or other occupants of the Building, or any other person, except, with respect to damage to the Premises, as may be occasioned by the negligent or willful act of the Landlord, its employees and agents.

     43. Holding Over. In the event Tenant remains in possession of the Premises
         ------------
after the expiration of the Term hereof, or of any renewal term, with Landlord's written consent, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly rental for the first month of any such holdover by Tenant shall be 150% of the monthly Base Rent payable hereunder upon expiration of the Term hereof, or of any renewal term, and 200% of the monthly Base Rent payable hereunder upon expiration of the Term hereof, or of any renewal term, for each successive month thereafter. In the event Tenant remains in possession of the Premises after the expiration of the Term hereof, or any renewal term, without Landlord's written consent, Tenant shall be a tenant at sufferance and may be evicted by Landlord without any notice, but Tenant shall be obligated to pay rent for such period that Tenant holds over without written consent at the same rate provided in the previous sentence and shall also be liable for any and all other damages Landlord suffers as a result of such holdover including, without limitation, the loss of a prospective tenant for such space. There shall be no renewal of this Lease by operation of law or otherwise. Nothing in this Section shall be construed as a consent by Landlord for any holding over by Tenant after the expiration of the Term hereof, or any renewal term.

     44. Security Deposit. Tenant shall pay Landlord the sum of Forty-Nine
         ----------------
Thousand Six Hundred Six Dollars (49,606.00) (the "Cash Deposit") as evidence of good faith on the part of Tenant in the fulfillment of the terms of this Lease, which shall be held by the Landlord during the Term of this Lease, or any renewal thereof. Under no circumstances will Tenant be entitled to any interest on the Security Deposit. In addition, Tenant, concurrently with the execution of this Lease, shall also provide to Landlord, a additional security, a letter of
credit (the "LOC") in the face amount of               Dollars (     ) from a
                                         -------------          -----
financial institution located in Miami-Dade or Broward County, Florida, and in form and substance reasonably satisfactory to Landlord. (The Cash Deposit and the LOC are hereinafter collectively referred to as "Security Deposit"). The LOC shall be for a term of five and one-half (5 1/2) years from the Commencement Date, and subject to the provisions of this Section 44 and provided Tenant is not in default hereunder beyond any applicable cure periods, the LOC shall be
reduced by            Dollars (       ) on the eighteenth (18th) month after
           ----------          -------
the Commencement Date and by              Dollars (         ) on eac h twelfth
                             ------------          ---------
(12th) month thereafter. The Security Deposit may be used by Landlord (and the Landlord may draw on the LOC), at its discretion, to apply to any amount owing to Landlord hereunder, that is not paid prior to the expiration of any applicable cure or grace periods, or to pay the expenses of repairing any damage to the Premises, except natural wear and tear occurring from normal use of the Premises or damage due to casualty (not caused by Tenant or Tenant's Permitees) or condemnation, which exists on the day Tenant vacates the Premises, but this right shall not be construed to limit Landlord's right to recover additional sums from Tenant for damages to the Premises. In addition to any other rights available to Landlord hereunder, the Security Deposit (including the LOC) may be used by Landlord, at its discretion, if this Lease should for any reason whatsoever be terminated due to Tenant's default prior to the normal Expiration Date of the original term, or of any renewal thereof. If there are no payments to be made from the Security Deposit as set out in this paragraph, or if there is any balance of the Security Deposit remaining after all payments have been made, the Security Deposit, or such balance thereof remaining, will be refunded to the Tenant within thirty (30) days after fulfillment by Tenant of all obligations hereunder. In no event shall Tenant be entitled to apply the Security Deposit to any Rent due hereunder. In the event of an act of bankruptcy by or insolvency of Tenant, or the appointment of a receiver for Tenant or a general assignment for the benefit of Tenant's creditors, then the Security Deposit shall be deemed immediately assigned to Landlord. The right to retain the Security Deposit (and draw on the LOC) shall be in addition and not alternative to Landlord's other remedies under this Lease or as may be provided by law and shall not be affected by summary proceedings or other proceedings to recover possession of the Premises. Upon sale or conveyance of the Building, Landlord will transfer or assign the Security Deposit (Including the balance of the LOC, if any) to any new owner of the Premises, such new owner of the Premises will assume Landlord's obligations for the Security Deposit and upon such transfer and assumption all liability of Landlord for the Security Deposit shall terminate. Landlord shall be entitled to commingle the Security Deposit with its other funds.

     45. Building Allowance and Tenant's Plans. On or before February 26, 1999,
         -------------------------------------
Tenant shall submit to landlord its space plans ("Space Plans") for the improvements ("Tenant improvements") which shall comply with all Governmental Ordinances, including the Americans with Disabilities Act. Landlord shall approve or reject the Space Plans in writing, within five (5) business days of Landlord's receipt thereof, with Landlord's approval not to be unreasonably withheld, delayed or conditioned.

          (a) (i) If Landlord fails to respond in writing within five (5) business days of Tenant's initial delivery of Space Plans, and after delivery of the notice required hereunder, Space Plans shall be deemed approved. If Landlord rejects all or any portion of Space Plans, Landlord shall outline with reasonable specificity, Its objections, and Tenant shall modify or amend Space Plans accordingly. Any and all amendments and modifications to Space Plans shall be submitted to Landlord for approval, and shall be approved or rejected by Landlord, in the same manner as the initial delivery thereof.

               (ii) Landlord shall submit to Tenant final plans and specifications (Tenant's Plans") for the Tenant improvements. Tenant shall approve or reject the Tenant's Plans in writing, within five (5) business days of Tenant's receipt thereof, with Tenant's approval not to be unreasonably withheld, delayed or conditioned. If Tenant fails to respond in writing within five business (5) days of Landlord's delivery of Tenant's Plans, the Tenant's Plans shall be deemed approved. If Tenant rejects all or any portion of Tenant's Plans, Tenants shall outline with reasonable specificity, its objections, and Landlord shall modify or amend Tenant Plans accordingly, Any and all amendments and modifications to Tenant's Plans shall be submitted to Tenant for approval, and shall be approved or rejected by Tenant within three (3) business days of submission. Tenant hereby appoints Alexander Tellez as the authorized representative of Tenant for purposes of dealing with Landlord with respect to all matters involving, directly or indirectly, the Space Plans and the Tenant's Plans.

               (iii) In connection with the preparation of the Space Plans, Landlord agrees to reimburse Tenant up to Fifteen Cents ($0.15) per rentable square foot (27,058 rentable square feet) or a total of Four Thousand Fifty Eight and 70/00 Dollars ($4,058.70). Landlord shall have the right to require paid Invoices and such evidence of payment as may be reasonably required by Landlord. In connection with the preparation of Tenant's Plans, upon receipt of a building permit for the Tenant improvements, Tenant agrees to reimburse Landlord for architectural and engineering fees incurred by Landlord in excess of One Dollar and 60/00 ($1.60) per rentable square foot (27,058 rentable square feet) or a total of Forty Three Thousand Two Hundred Ninety Two and 80/00 Dollars ($43,292.80). Tenant shall have the right to require paid invoices and such evidence of payment as may be reasonably required by Tenant.

          (b) All Tenant Improvements shall be made in accordance with Tenant's Plans. Provided that Tenant is not in default of this Lease, Landlord shall provide Tenant with an improvement allowance of Eighteen Dollars ($18.00) per usable square foot or a total of Four Hundred Eighty Seven Thousand Forty Four and 00/100 Dollars ($487,044.00) (the "TI Allowance"), and Landlord shall complete at its cost the "Base Building Improvements," as outlined on Exhibit
                                                                      -------
"F" attached hereto. Tenant agrees to reimburse Landlord for all costs, expenses
---
and fees ("Excess TI Costs") to complete the Tenant Improvements in excess of the TI Allowance as follows:

               (1) twenty-five percent (25%) of said Excess TI Costs will be paid to Landlord upon completion of thirty percent (30%) of the Tenant Improvements within thirty (30) days following submission of proof of completion of such portion of the work.

               (2) twenty-five percent (25%) of said Excess TI Costs will be paid to Landlord upon completion of sixty percent (60%) of the Tenant Improvements within thirty (30) days following submission of proof of completion of such portion of the work

               (3) thirty percent (30%) of said Excess TI Costs will be paid to Landlord upon completion of ninety percent (90%) of the Tenant Improvements within thirty (30) days following submission of proof of completion of the work.

               (4) The remaining twenty percent (20%) shall be paid within two
(2) business days after completion of the Tenant Improvements and delivery of an unconditional, permanent Certificate of Occupancy but in all events prior to occupancy of the Premises by Tenant.

          (c) Tenant and its contractors will be permitted by Landlord to enter the Premises two (2) weeks prior to the estimated completion date of the Tenant Improvements, in Landlord's reasonable determination, for the purpose of installing its fixtures and other equipment, provided (x) Tenant shall have obtained Landlord's approval of the plans for such work; and (y) Tenant shall have deposited with Landlord the policies or certificates of insurance required in Section 22 of the lease Agreement. Between the Effective Date and the Commencement Date, the Tenant shall perform all duties and obligations required by this Lease, including, without limitation, those provisions relating to insurance and indemnification, saving and excepting only the obligation to pay Base Rent and Additional Rent or any other event beyond Landlord's or Tenant's control, which obligations shall commence as provided in Section 4.

          (d) In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes Section 713.10, no work performed by Tenant pursuant to this lease Agreement, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the Building or the estate of Landlord created hereunder by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant agrees to advise any contractor, materialman or subcontractor performing work on behalf of Tenant of this provision exculpating Landlord from liability for such liens. In the event any mechanic's or other lien shall at any time be filed against the Premises by reason of work, labor, services, or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded within thirty (30) days after written notice from Landlord of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorneys' fees incurred by Landlord either defending against such lien or in the procuring the discharge of such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rent.

     46. Rules and Regulations. The rules and regulations in regard to the
         ---------------------
Building, annexed hereto, and all reasonable rules and regulations which Landlord may hereafter, from time to time, adopt and promulgate for the government and management of said Building, are hereby made a part of this Lease and shall, during the said term, be observed and performed by Tenant, its agents, employees and invitees. Notwithstanding any provision to the contrary provided in this Lease, any additions or modifications to the rules and regulations by Landlord shall be consistent with first-class office buildings in the A/WD Submarket and uniformly enforced against all tenants of said Building.

     47. Quiet Enjoyment. Tenant, upon payment in full of the required Rent and
         ---------------
full performance of the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the term hereof. Landlord shall not be responsible for the acts or omissions of any other tenant, Tenant or third party that may interfere with Tenant's use and enjoyment of the Premises.

     48. Entire Agreement. This Lease contains the entire agreement of the
         ----------------
parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

     49. Limitation of Liability. In the event of a sale of the Building, or an
         -----------------------
assignment of this Lease, a demise of the Building and/or the land, or other transfer of the Lease, the Building and/or the Project, Landlord shall be and hereby is entirely freed and relieved of all further obligations hereunder. It is specifically understood and agreed that there shall be no personal and or entity liability on behalf Landlord, or any of Landlord's partners, officers, directors, shareholders, members or representatives with respect to any of the covenants, conditions, or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building and the Property for the satisfaction of Tenant's remedies, except in the case of any liability for the return of the Security Deposit as required pursuant to this Lease which shall not be limited to the equity of the Landlord in the Building and the Property.

     50. Submission of Agreement. Submission of this Lease to Tenant for
         -----------------------
signature does not constitute a reservation of space or an option to acquire a right of entry. This Lease is not binding or effective until execution by and delivery to both Landlord and Tenant (the "Effective Date").

     51. Authority. If Tenant executes this Lease as a corporation, limited
         ---------
partnership, limited liability company or any other type of entity, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly organized and validly existing corporation, that Tenant is qualified to do business in the State of Florida, that Tenant has full right, power and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so. In the event any such representation and warranty is false, all persons who execute this Lease shall be individually, jointly and severally, liable as Tenant. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing representations and warranties. Landlord hereby warrants and represents to Tenant that Landlord is a corporation duly organized, validly existing and qualified to do business in the State of Florida. Further, Landlord has full right, power and authority to enter into this Lease, and that each person signing on behalf of Landlord is authorized to do so. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing representations and warranties.

     52. Relocation. Deleted.
         ----------

     53. Broker Disclosure. Codina Realty Services, Inc. - Oncor International,
         -----------------
a real estate broker licensed in the State of Florida, has acted as agent for Landlord in this transaction and is to be paid a commission by Landlord pursuant to a separate agreement. Cushman & Wakefield of Florida, Inc., a real estate broker licensed in the State of Florida, has acted as agent for Tenant in this transaction and is to be paid a commission by Landlord pursuant to a separate agreement. Landlord represents that it has dealt with no other broker other than the broker(s) identified herein. Landlord agrees that, if any other broker makes a claim for a commission based upon the actions of Landlord, Landlord shall indemnify, defend and hold Tenant harmless from any such claim. Tenant represents that it has dealt with no broker other than the broker(s) identified herein. Tenant agrees that, if any other broker makes a claim for a commission based upon the actions of Tenant, Tenant shall indemnify, defend and hold Landlord harmless from any such claim.

     54. Notices. Any notice which is required or permitted to be given by
         -------
either party under this Lease shall be in writing and must be given only by certified mail, return receipt requested, by hand delivery to the President, Vice President, Secretary, or Treasurer, or by nationally recognized overnight courier service at the addresses set forth below. Any such notice shall be deemed given two (2) days after deposit for delivery in the case of delivery by certified mail and upon receipt if delivered in accordance with the other permitted methods described above. The time period for responding to any such notice shall begin on the date the notice is deemed given as provided hereinabove, but refusal to accept delivery or inability to accomplish delivery because the party can no longer be found at the then current notice address, shall be deemed receipt. Either party may change its notice address by notice to the other party in accordance with the terms of this Section 54. The following are the initial notice addresses for each party:

Landlord's Notice Address:               CODINA WEST DADE DEVELOPMENT
                                         CORP., NO.4
                                         c/o Codina Real Estate Management, Inc.
                                         8323 N.W. 12th  Street, Suite 115
                                         Miami, Florida 33128

                                         With a copy to:

                                         BERMAN WOLFE & RENNERT, P.A.
                                         100 Southeast Second Street, Suite 3500
                                         Miami, Florida 33131-2130
                                         Attn: Leon J. Wolfe, Esq.

Tenant's Notice Address:                 CELLIT, INC.
                                         Westside Plaza II
                                         8300 N.W. 33(rd) Street, Suite 200
                                         Miami, Florida 33166

                                         With a copy to:

                                         KIRKPATRICK & LOCKHART, LLP
                                         201 S, Biscayne Boulevard, 20th Floor
                                         Miami, Florida 33131
                                         Attn: Laura A. Gangemi, Esq.

     55. Force Majeure. In the event of a strike, lockout, labor trouble, civil
         -------------
commotion, an act of God, or any other event beyond Landlord's or Tenant's control (a "force majeure event") which results in the Landlord or Tenant being unable to timely perform its obligations under this Lease, so long as Landlord or Tenant, as applicable, diligently proceeds to perform such obligations after the end of the force majeure event, Landlord or Tenant, as applicable, shall not be in breach hereunder, this Lease shall not terminate, and Tenant's obligation to pay any Base Rent, Additional Rent, or any other charges and sums due and payable shall not be excused. In addition, under no circumstances shall any financial difficulty or hardship or inability to pay by any party be deemed to be a force majeure event.

     56. Special Stipulations. The Special Stipulations, if conflicting, if any,
         --------------------
are modifications to the terms of this Lease and such Special Stipulation shall control in the event of any conflict with the other provisions of this Lease or any exhibits hereto.

     57. Recapture Fee.
         -------------

          (a)In the event Tenant does not exercise its option to renew the Lease for the Option Term in accordance with Section 2(b) hereof, Tenant shall be obligated to pay to Landlord in good and collectible funds the following amounts ("Recapture Fee") nine (9) months prior to expiration of the initial Term in the event Tenant does not renew the Lease as provided herein: (i) $62,331.58 representing the unamortized portion of the Tenant Improvements and the brokerage commission; plus (ii) $103,158.63 representing a rental payment equal to three (3) months of Base Rent as if such payments of Base Rent would have been due and payable for each month after expiration of the initial Term.

     58. Right of First Offer. During the initial eighteen (18) months of this
         --------------------
Lease and so long as Tenant is not then in default under this Lease that remains uncured beyond any applicable cure or notice period, at such time as Landlord notifies Tenant, in writing, of the availability of the third (3(rd)) floor of the Building, Tenant shall have five (5) business days after Tenant's receipt of Landlord's notice, within which to notify Landlord ("Tenant's Notice") of Tenant's desire to lease the third (3(rd)) floor in its entirety for a term equal to the then remaining initial Term. Within five (5) business days after delivery of the Tenant's Notice, Landlord and Tenant will execute an amendment to this Lease, for the third (3(rd)) floor of the Building, including the Premises, which amendment shall provide that the third (3(rd)) floor shall be subject to all the same terms and conditions as this Lease, except that there shall be no rental abatements. If Tenant does not deliver Tenant's Notice within the period provided herein, then this right of first offer will lapse and be of no further force and effect and Landlord will have the right to lease the third (3(rd)) floor, or any part thereof, to any third party, under any terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant. This right of first offer to lease the third (3(rd)) floor is personal to Cellit, Inc., and is not transferable.

     59. Right to Setoff. If Landlord fails to pay when due Relocation Expenses,
         ---------------
the TI Allowance or, if Tenant's share of Operating Expenses was overstated by more than five (5%) percent, the cost of an audit performed by Tenant, and such failure continues for more than fifteen (15) days after the date by which reimbursement is required under this Lease, Tenant shall have the right to credit any such unpaid amount (plus interest at the Default Rate commencing with the sixteenth (16th) day after the aforementioned fifteen (15) day period) against the Rent until such unpaid amount has been fully credited.

     60. Waiver of Landlord's Lien.Landlord waives all common law lien rights,
         -------------------------
if any, and all statutory lien rights that Landlord may have pursuant to Florida Statutes Chapter 83, with respect to all property now or hereafter placed in or upon the Premises by Tenant.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seats, the day and year first above written

WITNESSES TO LANDLORD:                       LANDLORD:

                                             CODINA WEST DADE DEVELOPMENT CORP.,
/s/  H J Rodstein                            NO. 4, a Florida corporation
----------------------------
Print Name: H J Rodstein
           -----------------

                                             By:/s/ O. Ford Gibson
                                                --------------------------------
/s/ Carmen C Castillo                        Print Name: O. Ford Gibson
----------------------------                             -----------------------
Print Name: Carmen C Castillo                Title:
           -----------------                       -----------------------------

WITNESSES TO TENANT:                         TENANT:

                                             CELLIT, INC., a Florida corporation

/s/ illegible
---------------------------
Print Name: illegible
           -----------------

                                             By:/s/ Alexander Tellez
                                                --------------------------------
/s/ Diana Parker                             Print Name:Alexander Tellez
----------------------------                            ------------------------
Print Name: Diana Parker                      Title: President & CEO
           -----------------                        ----------------------------

                                   EXHIBIT "A"
                                   -----------

                                    PROPERTY

A portion of Tracts 33 and 34 of FLORIDA FRUIT LANDS COMPANY'S SUBDIVISION NO.1, in the Southwest 1/4 Section of 27, Township 53 South, Range 40 East, according to the Plat thereof, as recorded in Plat Book 2, at Page 17, of the Public Records of Dade County, Florida, being more particularly described as follows:

BEGIN at the Southeast corner of Tract "A", of RYDER CHILD CARE CENTER, according to the plat thereof, as recorded in Plat Book 145, at Page 65, of the Public Records of Dade County, Florida; thence North 01 DEG. 42'47" West along the East line of said Tract "A" for 276.61 feet; thence run East for 196.65 feet; thence run North for 336.93 feet to a point of intersection with the South Right-of-Way line of N.W. 33(rd) Street, as shown on the recorded Plat of CORPORATE OFFICE PARK PHASE I, according to the plat thereof, as recorded in Plat Book 135, at Page 9, of the Public Records of Dade County, Florida, said point also being on the arc of a circular curve concave to the Northeast, which radius point bears South 05 DEG. 36' 11" West; the following two (2) courses along said South Right-of-Way Line of N. W. 33(rd) Street; 1) thence Easterly along the arc of said circular curve, concave to the Northeast, having a radius of 1050.00 feet and a central angle of 05 DEG.35' 09", for an arc distance of
102.37 feet to a point of tangency; 2) thence South 89 DEG. 58' 57" East for
251.24 feet; thence South 00 DEG.03' 58" East for 283.52 feet; thence North 89 DEG. 58' 02" East for 64.95 feet: thence South 00 DEG.03' 58" East for 322.65 feet to a point on the South line said Tract 34; thence South 89 DEG. 56' 02" West along the South line of said Tract 34 for 623.93 feet to the POINT OF BEGINNING.

                                  EXHIBIT "A-1"

                                Westside Plaza II
                                    2nd Floor

                                    [GRAPHIC]

                                   EXHIBIT "B"
                                   -----------

                                  (WORK LETTER)

     To induce Tenant to enter into the Lease (to which this Exhibit B is attached) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

     1. Landlord shall construct, or cause to be constructed, leasehold improvements to the Premises (the "Work") in accordance with the Tenant's Plans (hereinafter defined). Tenant shall cause a preliminary layout to be precared on or before February 26, 1999 for Landlord's approval. Landlord's failure to approve or disapprove the layout within seven (7) business days of its submission shall be deemed an approval. Upon approval of the layout, Landlord shall prepare, or cause to be prepared, working drawings for the construction of the standard building items and improvements, adequate in detail to perform the Work and shall have mechanical (sprinkler, air conditioning, heating, electrical and plumbing) drawing prepared by Landlord's mechanical engineer covering mechanical elements of the Work (together with the preliminary layout, the drawings are referred to as the "Tenant's Plans"). The Tenant's Plans (and any modifications thereof) shall comply with all governmental standards, regulations and requirements and shall be subject to Landlord's and Tenant's approval (which approval shall not be unreasonably withheld and shall be granted if such Tenant's Plans are prepared consistent with the preliminary layout prepared by Tenant). Tenant's failure to approve or disapprove the Tenant's Plans within three (3) business days of submission shall be deemed an approval.

     2. Any other work desired by Tenant, and approved by Landlord (which approval shall not be unreasonably withheld), shall be preformed by Landlord or Landlord's contractors, unless Landlord otherwise consents in writing. If Tenant desires any work in addition to the Work described in Section 1 hereof ("Additional Work"). Tenant shall cause the necessary drawings, plans and specifications for the Additional Work to be included on the Tenant's Plans, or shall submit to Landlord or Landlord's agent (at Tenant's sole cost and expense) the necessary drawings, plans and specifications for the Additional Work so that Landlord may include such work on the Tenant Plans which shall then be submitted to Tenant for approval. Prior to commencing any such Additional Work requested by Tenant, Landlord or Landlord's agent shall submit to Tenant a written estimate of: (i) the cost of such Additional Work; and the number of days, if any, that the Delay Period, as defined in Section 2 of the Lease, will be Increased. If Tenant shall fail to approve said estimate within two (2) business days from the receipt thereof, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. If Tenant desires any changes in the Additional Work after having approved the initial plans and cost estimate, Tenant shall be required to sign such field order changes requested by Landlord or Landlord's contractors or agents to evidence any such change desired by Tenant. Tenant acknowledges that no cost estimate will be given for any changes in the Additional Work after the initial cost estimate has been approved by Tenant, and Tenant shall be responsible for any and all costs associated with any such change. Any time required to review plans for Additional Work, incorporate the Additional Work into the Tenant Plans and complete the Additional Work and changes thereto shall be added to the Delay Period.

     3. Subject to Landlord's contractor's approval, Landlord shall permit Tenant and Tenant's agents to enter the Premises two (2) weeks prior to the Commencements Date of the Term of the Lease in order that Tenant may do such other work as may be required by Tenant to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to such Commencement Date, such permission is conditioned upon Tenant and its agents, contractors, employees and invitees working in harmony and net interfering with Landlord and its agents, contractors and employees in doing the Work and the Additional Work or for other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord shall have the right to withdraw such permission upon 24 hours notice to Tenant. Tenant agrees that any such entry into and occupation of the Premises shall be deemed to be to any of Tenant's work and installations made in the Premises or to properties placed therein prior to the Commencement Date of the term of the Lease, the same being at Tenant's sole risk.

     4. Substantial completion of the Work shall be deemed to occur on the date when the Work has been completed (except for punchlist items which do not materially, adversely affect Tenant's use) and a Certificate of Occupancy has been issued for the Premises. If the substantial completion of the Premises by Landlord is delayed due to any act or omission of Tenant or Tenant's representatives, including any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any drawings or estimates or in giving any authorization or approval, the Premises shall be deemed substantially completed on the date when they would have been ready but for such delay.

                                   EXHIBIT "C"
                                   -----------

                    ACKNOWLEDGEMENT, ACCEPTANCE AND AMENDMENT

Tenant herby acknowledges that the Premises demised pursuant to the Lease to which this Exhibit "C" is attached (the "Lease"), and all tenant finish items to be completed by the Landlord, or Landlord's contractors, have been satisfactorily completed in every respect, except for the punch-list items set forth below, and Tenant hereby accepts said Premises as substantially complete and ready for the uses intended as set forth in the Lease. Landlord shall exercise diligent, good faith efforts to correct said punch-list items, if any, within forty five (45) days after receipt of the punch-list, subject to availability of materials. Possession of the Premises is hereby delivered to Tenant, and any damages to walls, ceilings, floors or existing work, except for any damage caused by Landlord or Landlord's contractors in completing any punch-list items, shall be the sole responsibility of Tenant.

If any improvements or tenant finishes are to be constructed or installed by Tenant or Tenant's contractors, as previously approved by Landlord, Tenant hereby agrees to indemnify and hold harmless Landlord from and against any claims, demands, loss or damage Landlord may suffer or sustain as a result of such work by Tenant or Tenant's contractors including, without limitation, any claim of lien which may be filed against the Premises or Landlord's Property as a result of such work by Tenant's contractors or representative. In the event any such claim of lien is filed against Landlord's Property by any contractor, laborer or materialman performing work on the Premises at Tenent's direction, Tenant agrees to cause such lien to be discharged, by payment of the claim or bond, within twenty (20) days of receipt of demand by Landlord.

Tenant and Landlord hereby further acknowledge and agree as follows:

1.The Commencement Date (as defined in the Lease) is             , 1999 and the
                                                     ------------
Expiration Date (as defined in the Lease) is              , 2004.
                                             -------------

2.The exact rentable square feet contained within the Premises is 27,058 square feet: and if differing from Exhibit "A-1" attached to the Lease.
                            ------------

3.Tenant's Share is 25.67%

4.The initial Base Rent payable under the Lease is $412,634.52 payable in equal monthly installments as provided in the Lease.

5.Rent under the Lease will commence as of                 .
                                           ----------------

6.Tenant intends to occupy the Premises on                 .
                                           ----------------

7.          (No.) keys to the Premises have been delivered to Tenant or Tenant's
   --------
representative.

8. The punch list items that remain to be completed by Landlord or Landlord's contractor are listed on Exhibit "C-2" attached hereto.
                         ------------

9. This Acknowledgment, Acceptance and Amendment, when executed by Landlord and Tenant, shall be attached to and shall become a part of the Lease. If any provision contained herein conflicts with any provision of the Lease, the provisions hereof shall supersede and control, and the Lease shall be deemed modified and amended to conform with the provisions hereof.

10. Other agreements or modifications:
    ---------------------------------

                                   EXHIBIT "D"
                                   -----------

                             (Landlord's Employees)

Title                                Percentage Apportioned to Property
-----                                ----------------------------------
Property Manager                                   41%

Assistant                                          41%

Maintenance Worker                                100%

                                   EXHIBIT "E"
                                   -----------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

     This Agreement is made as of this        day of             1999, between
                                       ------        -----------
                           , (the "Mortgagee"), whose address is
---------------------------                                      ---------------
                                            , and
-------------------------------------------       ------------------------------
(the "Tenant"), whose address is
                                 ----------------------------------------------.

                                    RECITALS

     A. The Mortgagee intends to make a loan (the "Loan") to
                                                             -------------------
(the "Mortgager/Landlord"), which Loan is secured in, part by a first mortgage, (the "Mortgage") from Mortgagor/Landlord to Mortgagee encumbering certain and and the improvements, fixtures and personalty located thereon, collectively
known as                              ,(the "Premises")
         ----------------------------

     B. Pursuant to the Mortgage, the Mortgagor/Landlord has also assigned to the Mortgage all of the leases, rents, profits and security deposits affecting or arising in connection with the Premises or any part thereof.

     C. Tenant is a tenant in the Premises pursuant to a lease dated
                                                                     -----------
as amended (the "Lease").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter contained, the parties hereto do mutually covenant and agree as follows:

     1. The Recitals are true and correct and are made a part hereof.

     2. Tenant hereby agrees that all rights of Tenant under the Lease are and shall at all times continue to be subordinate to the lien of the Mortgage, as said Mortgage may be amended, renewed increased, modified, consolidated, replaced, or extended.

     3. Mortgages agrees that during the term of the Lease and any extended term thereof, so long as the Tenant is not in default thereunder beyond any applicable cure periods. Tenant's possession of the demised premises (as described in the Lease) shall not be disturbed and Tenant's rights and privileges under the Lease shall not be diminished or interfered with by the Mortgagee upon any proceeding to foreclosure the Mortgagee, and Mortgagee will not join Tenant as a party defendant in any proceeding to forecicse the Mortgage for the purpose of terminating the Lease.

     4. In the event that, by reason of the foreclosure of the Mortgage for any reason, Mortgagee or any successor or assigns of Mortgagee succeeds to the interest of the Mortgagor/Landlord under the Lease then upon receipt of written notice from the Mortgagee or such successor or assignee that has succeeded to the rights of the Mortgagor/Landlord under the Lease, Tenant hereby agrees to recognize Mortgagee or such successor or assignee as Tenant's landlord under the Lease and hereby agrees to attem to Mortgagee of such successor or assignee. Said Attemment is to be effective and self-operative without the execution of any other instrument immediately upon Mortgagee or any successor or assignee of

Mortgagee succeeding to the rights of the Mortgagor/Landlord under the Lease, and the Lease shall continue in accordance with its terms between Tenant, as tenant, and Mortgagee or any successor or assignee of Mortgagee, as landlord, provided, however, that Mortagagee or any successor or assignee of Mortgagee shall not (i) Except for those prepayments of rent and the security deposit set forth in the Lease, be bound by any prepayment of rent or additional rent, deposit, rental security or any other sums paid to any prior landlord under the Lease including, without limitation, the Mortgagor/ Landlord unless received and receipted for by Mortgagee or its successor or assigns; (ii) be bound by any amendment or modification of the lease made without the prior written consent of Mortgagee or its successor or assignee, (iii) be personally liable under the Lease and Mortgagee's or its successor's or assignee's liability under the Lease shall be limited to the equity of Mortgagee in the Building and the Property, except in the case of any liability for the return of the security deposit, for which Mortgagee shall be liable, if and only if , Mortgagee receives the security deposit from the Landlord;

     5. Tenant hereby certifies that: (i) to Tenant's knowledge, there are no defaults on the part of the landlord (including, without limitation, the Mortgagor/Landlord) under the Lease; (ii) the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the demised premises; (iii) the Lease is in full force and effect (iv) all conditions to the effectiveness or continuing effectiveness of the Lease required to be satisfied as of the date hereof have been satisfied ; and (v) Tenant has not paid, and shall not pay, rent for more that one month in advance.

     6. Tenant will notify Mortgagee of any default by the Mortgagor/Landlord which would entitle Tenant to cancel the Lease or abate the rent payable therunder, and Tenant agrees that notwithstanding any provision of the Lease, no notice of cancellation thereof and no abatement of rent thereunder shall be effective unless Mortgagee has received the notice as aforesaid and has failed within thirty (30) days of the date thereof to cure such default or if such default cannot be cured within (30) days, has failed to commence and diligently to prosecute the cure of the Mortgagor's/Landlord's default default which gave rise to such right of cancellation or abatement.

     7. Tenants agrees that it will not, without the prior written consent of Mortgagee (i) modify the Lease or any extensions or renewals thereof; (ii) terminates the Leasa except as provided by its terms; (iii) tender or accept a surrender of the Lease or make a prepayment in excess of one month of any rent thereunder, or (iv) subordinate or permit subordination of the Lease to any lien subordinate to the Mortgage. Any such purported action without such consent shall be void as against Mortgagee.

     8. Tenant acknowledges and agrees that the provisions contained in the Mortgage regarding the collection and application of insurance and condemnation proceeds shall control over the Lease provisions regarding the collection and application of insurance and condemnation proceeds.

     9. All notice required to be given under this Agreement shall be in writing and shall be delivered be hand or mail and shall be conclusively deemed to have been received if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intanced at the following address. Any party may designate a change of address by written notice to the other party, received by such other party at least ten (10) days before such change of address is to become effective.

                                   Mortgagee:

                                   ------------------------

                           ----------------------------

                           ----------------------------
                           Attn:
                                -----------------------

                           Tenant:

                           ----------------------------

                           ----------------------------

                           ----------------------------
                           Attn:
                                -----------------------

     10. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day year first above written.

Signed, sealed and delivered                         TENANT:
in the presence of:
                                                     ---------------------------
                                                     a             corporation
                                                       ------------


                                                     By:                  (SEAL)
----------------------                                  -----------------
Name(Print or Type)                                                     , as its
                                                     -------------------

                                                     ---------------------------

----------------------
Name (Print or Type)

                                                     MORTGAGEE

                                                     ---------------------------
                                                     a               corporation
----------------------                                 -------------
Name(Print or Type)

                                                     By:                  (SEAL)
----------------------                                   -----------------
Name(Print or Type)                                                      ,as its
                                                     --------------------

                                                     ---------------------------

STATE OF FLORIDA           )
                           )
COUNTY OF MIAMI DADE       )

     The foregoing instrument was acknowledge before me this       day of
                                                             -----
       , 1999 by                                   of                        on
-------          ----------------------------------   ----------------------
behalf of the                  . He/She is personality Know to me or has
              -----------------
produced                      as identification and did (not) take an oath.
         --------------------

                                              ----------------------------------
                                              Type or print name:
                                                                 ---------------
                                              Notary Public
                                              Serial No:

STATE OF FLORIDA           )
                           )
COUNTY OF MIAMI DADE       )

     The foregoing instrument was acknowledged before me this       day of
                                                              -----
           1999 by                          of                       on behalf
----------         ------------------------    ---------------------
of the                 . He/She is personally know to me or has produced
       ----------------
                           as identification and did (not) take an oath.
--------------------------

                                              ----------------------------------
                                              Type or print name:
                                                                 ---------------
                                              Notary Public
                                              Serial No:

                                   EXHIBIT "F"
                                   -----------

                          (BASE BUILDING IMPROVEMENTS)

GENERAL NOTES:

1. Items shall be provided as specified. Specifications are intended to denote quality only, the manufacturer or provider of the items are the sole discretion of the landlord.

2. Any changes, additions, deletions or substitutions shall be at the sole expense of the Tenant. No exchanges or credits are given for quantities requested that are less than those provided by the Landlord.

3. Where ratios are given, the standard practice will be to round "up" from 1/2 or greater, and round "down" for less than 1/2.

4. All above Building Standard purchased by the Tenant shall meet minimum state and local codes.

OFFICE SPACE IMPROVEMENTS:

A.   CEILINGS

     1 Entire office premises shall be 24" x 24" x 5/8 regular lay in acoustical ceilings tile such as(USG Ellipse Clima 2' x 2' x 3/4') beveled tegular or equal, to be installed in 1" white suspended ceiling grid, above finish floor.

B.   PLUMBING

     2. Sprinkler heads to be semi-concealed with a chrome finish. Sprinkler design to comply with minimum code requirements for standard office buildout.

C.   LIGHTING

     1.   Flourescent light fixtures shall be 2'x 4', 18 cell. parabolic
          -----------------------------------------
          fixture, Lithonia 2PM3.B-32 277-GLR/ES, with 3 lamps at 32 watts (3-F32T8) or equal, color white, with One (1) fixture shall be provided for every 85 feet of office space.

     2.   Fire Alarm System is to be installed in each tenant space to comply
          -----------------
          with the National Fire Protection Code and the South Florida Building Code. Smoke detectors, audio and visual fire alarms and building standard communication systems are by Simplex. Smoke Detectors, ionization Type, ceiling mounted to match building standard Simplex Catalog Number 2098-9201/9651, visual strobe light fire alarm to match building standard, Simplex Catalog Number 4904-9112, communication systems, fire alarm and voice communication speaker ceiling mounted to match building standard, Simplex Catalog Number 4902-9705. Existing junction boxes provided by base building. Fire extinguishers. 5 lb. ABC Cry Chemical are provided in accordance with the current South Florida Building Code.

D.   HVAC

     1. Office premises shall be air conditioned through the base building HVAC system with VAV controls within each tenant space. Number of VAV boxes as per the base building design. Supply and return air grills shall be 2'x 2' perforated lay in type (building standard).